UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LANDAUER, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDAUER, INC.

2 SCIENCE ROAD, GLENWOOD, ILLINOIS 60425-1586

TELEPHONE (708) 755-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Landauer, Inc. will be held at 8755 West Higgins Road, Chicago, Illinois, at 10:00 a.m., local time, on Thursday, February 21, 2013 for the following purposes:

1.	To re-elect the two directors identified in this Proxy Statement to hold office for an additional term of three years each.

2.	To vote on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2013.

3.	To hold a non-binding advisory vote to approve executive compensation.

4.	To approve the performance measures under the Landauer, Inc. Incentive Compensation Plan.

5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on December 27, 2012 are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY STRONGLY URGES YOU TO VOTE VIA THE INTERNET, TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

MICHAEL K. BURKE

Senior Vice President and Chief Financial Officer

January 7, 2013

PROXY STATEMENT

APPROXIMATE DATE OF NOTICE: JANUARY 7, 2013

INFORMATION CONCERNING THE PROXY SOLICITATION

This proxy is solicited by the Board of Directors of Landauer, Inc. for use at its Annual Meeting of Stockholders to be held on Thursday, February 21, 2013 at 8755 West Higgins Road, Chicago, Illinois, at 10:00 a.m., local time, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of Landauer, by submission of a later dated proxy or by voting in person at the meeting. The costs of solicitation will be paid by Landauer. Solicitations may be made by the officers and employees of Landauer personally or by telephone.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, instead of mailing a printed copy of its proxy materials to each stockholder of record, Landauer furnishes proxy materials on the Internet. You will not receive a printed copy of the proxy materials, unless specifically requested. This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

On or around January 7, 2013, the Company mailed to its stockholders, other than those who previously requested electronic or paper delivery, a Notice Regarding the Availability of Proxy Materials (the “Notice”), which contains instructions as to how you may access and review all of the Company’s proxy materials, including the Proxy Statement and 2012 Annual Report on Form 10-K, on the Internet. The Notice also instructs you as to how you may vote your proxy on the Internet or by telephone. However, if you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials as contained in the Notice.

The Securities and Exchange Commission’s rules permit the Company to deliver a single Notice or set of Annual Meeting materials to one address shared by two or more of the Company’s stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, Landauer has delivered only one Notice or set of Annual Meeting materials to multiple stockholders who share an address, unless the Company received contrary instructions from the impacted stockholders prior to the mailing date. Landauer agrees to deliver promptly, upon written or oral request, a separate copy of the Notice or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice or Annual Meeting materials, contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by telephone at 800-542-1061. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices or Annual Meeting materials for your household, please contact Broadridge at the above phone number or address.

On December 27, 2012, Landauer had outstanding 9,468,485 shares of Common Stock, which is its only class of voting stock, held of record by 290 holders. Only stockholders of record at the close of business on December 27, 2012 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

The shares represented by every proxy received will be voted, and where a choice has been specified, the shares will be voted in accordance with the specification so made. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm, FOR the proposal relating to the Company’s executive compensation, and FOR the proposal relating to approval of the performance measures under the Company’s incentive compensation plan. The proxy also gives authority to the proxies to vote the shares at their discretion on any other matter presented at the meeting. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum. An abstention with respect to a proposal has the effect of a vote against a proposal. “Broker non-votes” are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. A broker non-vote occurs when a broker cannot vote on a matter because the broker has not received instructions from the beneficial owner and lacks discretionary voting authority with respect to that matter. It is expected that brokers will lack discretionary voting authority with respect to the election of directors, the proposal regarding the non-binding advisory vote to approve executive compensation and the proposal relating to approval of the performance measures under the Company’s incentive compensation plan, but will not lack discretionary voting authority with respect to the proposal regarding ratification of the independent registered public accounting firm at the Annual Meeting.

1

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of November 30, 2012 concerning beneficial ownership of Common Stock by each person known by Landauer to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each director nominee, each executive officer named under the caption “Executive Compensation” and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names, subject to community property laws, if applicable. Unless otherwise noted, the address of each beneficial owner is c/o Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Of Class
T. Rowe Price Associates, Inc. (1)	769,380	8.1%
Royce & Associates, LLC (2)	755,871	8.0%
BlackRock, Inc. (3)	713,399	7.5%
Neuberger Berman Group LLC (4)	667,543	7.1%
The Vanguard Group, Inc. (5)	489,448	5.2%
William E. Saxelby (6)	90,660	*
R. Craig Yoder (7)	52,421	*
Robert J. Cronin (8)	21,690	*
Thomas M. White	9,616	*
Stephen C. Mitchell	9,015	*
Michael T. Leatherman	7,935	*
Michael K. Burke	7,153	*
William G. Dempsey	7,038	*
David E. Meador	6,961	*
Richard E. Bailey	3,671	*
All directors and executive officers as a group (9 persons) (9)	212,489	2.2%

*Less than one percent.

(1)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012. Includes 560,000 shares owned by the T. Rowe Price Small Cap Value Fund, Inc. T. Rowe Price Associates expressly disclaims beneficial ownership of such securities. This stockholder’s address is 100 East Pratt Street, Baltimore, MD 21202.
(2)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on January 13, 2012. This stockholder’s address is 745 Fifth Avenue, New York, NY 10151.
(3)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012. This stockholder’s address is 40 East 52nd Street, New York, NY 10022.
(4)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 15, 2012. Includes shares for which each of Neuberger Berman Group LLC, Neuberger Berman LLC, Neuberger Berman Management LLC and Neuberger Berman Equity Funds share investment and voting power. As investment advisers, certain affiliated persons that are controlled by Neuberger Berman Group LLC have investment and voting powers with respect to the shares held. Each of Neuberger Berman Group LLC, Neuberger Berman LLC, Neuberger Berman Management LLC and certain affiliated persons disclaim beneficial ownership of such securities. This stockholder’s address is 605 Third Avenue, New York, NY 10158.
(5)	As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012. Includes 12,868 shares for which Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner, as a result of serving as investment manager of collective trust accounts. VFTC directs the voting of these shares. This stockholder’s address is 100 Vanguard Boulevard, Malvern, PA 19355.
(6)	Includes 50,000 shares subject to options exercisable within 60 days after November 30, 2012.
(7)	Includes 16,000 shares subject to options exercisable within 60 days after November 30, 2012.
(8)	Includes 3,000 shares subject to options exercisable within 60 days after November 30, 2012.
(9)	Includes 69,000 shares subject to options exercisable within 60 days after November 30, 2012.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Landauer’s officers and directors and persons who beneficially own more than ten percent of Landauer’s Common Stock (“Reporting Persons”) to file reports of beneficial ownership and changes in such ownership with the Securities and Exchange Commission (“SEC”). Reporting Persons are required by SEC regulation to furnish Landauer with copies of all Section 16(a) reports they file and Landauer is required to post such reports on its website, http://www.landauer.com.

Based solely on a review of the Forms 3, 4 and 5 filings received from, or filed by Landauer on behalf of, Reporting Persons since the beginning of fiscal year 2012, Landauer believes that all Section 16(a) filing requirements were met during fiscal year 2012.

ELECTION OF DIRECTORS

Members of Landauer’s Board of Directors are divided into three classes serving staggered three-year terms, with a total of nine directors authorized. No Director will stand for election after their 72nd birthday. The terms of two of the seven current directors expire at the Annual Meeting. The two directors, Michael T. Leatherman and David E. Meador, are Landauer’s nominees for re-election to a three-year term.

Landauer’s bylaws provide that nominations for directorships by stockholders only may be made pursuant to written notice received at the Company’s principal office not less than 90, and not more than 120, calendar days prior to the first anniversary of the preceding year’s annual meeting. No such nominations were received for the meeting as of November 30, 2012.

Proxies may not be voted for a greater number of persons than the two named nominees. Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Thus, assuming a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, withholding authority to vote for a director and broker non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a nominee should become unavailable for election, the persons voting the accompanying proxy may at their discretion vote for a substitute.

The Board of Directors recommends a vote FOR the re-election of Mr. Leatherman and Mr. Meador as directors of Landauer.

Certain information as to the two nominees for re-election at the Annual Meeting and each other person whose term of office as a director will continue after the meeting is set forth below. Certain individual qualifications, experiences and skills of the directors that contribute to the Board of Directors’ effectiveness as a whole are also described below. The nominees for re-election at the meeting are Mr. Leatherman and Mr. Meador.

3

Director Nominees:

Michael T. Leatherman (1,2)

From September 2011 through December 2011, Interim Chief Financial Officer, Landauer, Inc. Since 2000, Independent Consultant primarily to the information technology industry. From 1990 to 2000, various senior leadership positions with Wallace Computer Services including Executive Vice President, Chief Information Officer and Chief Financial Officer from 1998 to 2000. From 1984 to 1990, Chief Executive Officer of FSC Paper Corporation, a subsidiary of Smorgon Consolidated Industries. Mr. Leatherman is a Certified Public Accountant.

Qualifications: Mr. Leatherman’s extensive experience as a senior executive with a wealth of information technology knowledge provides expertise in information systems strategy and project implementation, as well as expertise in general operational and strategic leadership. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: None

Former Directorships: From 2006 to 2009, Director of Nashua Corporation, which was acquired by Cenveo, Inc.; and Director of a non-profit organization providing continuous care retirement services.

Age: 59

Director Since: 2008

Expiration of Current Term: 2013

David E. Meador (1,3)

Since 2001, Executive Vice President and Chief Financial Officer, DTE Energy. From 1997 to 2001, Vice President and Controller, DTE Energy. DTE Energy provides safe, reliable electric and natural gas services to Michigan businesses and homes and has energy related businesses and services nationwide. From 1983 to 1997, served in a variety of financial and accounting positions at Chrysler Corporation. Mr. Meador began his professional career with Coopers and Lybrand and is a Certified Public Accountant.

Qualifications: Mr. Meador’s experience as a senior executive with an energy company provides substantial experience in the Nuclear Power industry. Mr. Meador’s role as an active executive provides a perspective of a leader familiar with many facets of an enterprise facing the same set of current external economic and governance issues. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: None

Former Directorships: None

Age: 55

Director Since: 2008

Expiration of Current Term: 2013

Directors Continuing in Office:

Robert J. Cronin (3)

Since 2001, Managing Partner, The Open Approach LLC, a provider of consulting services and investment banking to the printing industry. From November 2005 to April 2006, Chairman and Chief Executive Officer, York Label, Inc., a supplier of pressure-sensitive labels and related systems. Until January 2000, Chairman of the Board and Chief Executive Officer of Wallace Computer Services; previously President, Chief Executive Officer and Director; now retired. Wallace Computer Services is a provider of information management products, services and solutions.

Qualifications: Mr. Cronin’s experience as a Chairman and Chief Executive Officer at two companies provides valuable insight for the Company as to the issues and opportunities facing the Company, as well as experience in strategic planning and leadership of complex organizations. He also has considerable corporate governance experience through years of service in leadership positions with various public companies.

Current Directorships: Director of various privately held corporations.

Former Directorships: None

Age: 68

Director Since: 1997

Expiration of Current Term: 2014

4

William G. Dempsey (2,3)

Since 2007, retired and serving as Director of various public and private companies. From 1982 to 2007, various senior leadership positions with Abbott Laboratories including Executive Vice President, Global Pharmaceuticals from 2006 to 2007. Abbott Laboratories is a global, broad-based health care company devoted to discovering new medicines, new technologies and new ways to manage health. From 1977 to 1982, various positions with Sciaky Bros., a manufacturer of high tech electron beam, laser welding and heat treating systems.

Qualifications: Mr. Dempsey’s extensive experience as a senior executive with a global pharmaceutical company provides a wealth of health care experience in global healthcare markets including pharmaceuticals, nutrition and medical devices. Mr. Dempsey’s leadership experience provides expertise in strategy, marketing, international operations, manufacturing and managing research and development organizations.

Current Directorships: Director of Nordion, Inc., a global leader in technologies for use in medical imaging and radiotherapeutics, and sterilization technologies; Director of Hospira, Inc.; and Director of a privately held corporation.

Former Directorships: None

Age: 61

Director Since: 2008

Expiration of Current Term: 2014

Stephen C. Mitchell (2,3)

Since 2001, President, Knight Group LLC, a privately held firm providing services for the start-up and management of new ventures. Since 1995, Vice Chairman and Director, Knight Facilities Management, Inc., a company providing outsourcing of facilities management services for industrial and commercial clients worldwide. Until 2001, President, Chief Operating Officer and Director, Lester B. Knight & Associates, Inc., a company involved in the planning, design and construction of advanced technology research and development and manufacturing facilities.

Qualifications: Mr. Mitchell’s extensive leadership experience in various companies of diverse industry and size provides experience in operational and strategic leadership. He also has considerable corporate governance experience through years of service on other public company boards.

Current Directorships: Director of Apogee Enterprises, Inc., a manufacturer of glass products for the construction and art framing markets.

Former Directorships: None

Age: 69

Director Since: 2005

Expiration of Current Term: 2015

William E. Saxelby

Since 2005, President and Chief Executive Officer, Landauer, Inc. From 2003 to 2005, Mr. Saxelby provided consulting services to certain private equity firms. From 1999 to 2003, President and Chief Executive Officer, Medical Research Laboratories, Inc., a manufacturer of defibrillators. From 1996 to 1999, Corporate Vice President, Allegiance Healthcare, a spin-off of Baxter International. From 1978 to 1996, Mr. Saxelby held executive and non-executive positions with Baxter International and its American Hospital Supply subsidiary.

Qualifications: Mr. Saxelby’s day-to-day leadership as President and Chief Executive Officer of the Company, as well as his many years of experience in the healthcare industry, provides him with deep knowledge of the Company’s operations and industry and gives him unique insights into the Company’s challenges and opportunities.

Current Directorships: None

Former Directorships: None

Age: 56

Director Since: 2005

Expiration of Current Term: 2014

5

Thomas M. White (1,2)

Since 2007, Operating Partner for Apollo Management L.P., a private equity firm. During 2011 and 2012, Chief Financial Officer of Constellium, an Apollo owned entity in France, which produces aluminum products for the aerospace, packaging and transportation industries. During 2009 and 2010, Chief Financial Officer of SkyLink Aviation, Inc., an Apollo owned entity in Canada, which provides logistics services to governments and organizations. During 2009, Interim Chief Financial Officer of CEVA Group, plc, an Apollo owned entity in the Netherlands, which provides contract logistics, freight forwarding and supply chain management services. From 2002 to 2007, Chief Financial Officer of Hub Group, Inc., a NASDAQ listed company which provides logistics services. Prior to joining Hub Group, Mr. White was an audit partner with Arthur Andersen, which he joined in 1979. Mr. White is a Certified Public Accountant.

Qualifications: Mr. White’s extensive experience as a senior executive and Chief Financial Officer of global companies provides extensive knowledge in global operations, finance, international business and strategic planning. In addition, he brings financial acumen to Board discussions by virtue of his background as a Chief Financial Officer.

Current Directorships: Director of CEVA Group, PLC; Director of Quality Distribution, Inc, a NASDAQ listed company; and EVERTEC, Inc.

Former Directorships: Director of SkyLink Aviation, Inc.; Director of FTD, Inc., a NYSE listed company, until its sale in August 2008.

Age: 55

Director Since: 2004

Expiration of Current Term: 2015

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Governance and Nominating Committee

EXECUTIVE OFFICERS

The executive officers of the Company are elected by its Board of Directors. Each serves until a successor is elected and qualified, or until the officer’s resignation or removal.

William E. Saxelby

Mr. Saxelby joined the Company in September 2005 as President and Chief Executive Officer. Previously, he served as Chief Executive Officer of Medical Research Laboratories, a manufacturer of defibrillators, prior to its sale to Welch Allyn in 2003, and consulted with certain private equity firms between 2003 and 2005. Prior to joining Medical Research Laboratories, he served as a Corporate Vice President of Allegiance Healthcare from 1996 to 1999, and from 1978 to 1996 he held executive positions at Baxter International and its American Hospital Supply subsidiary.

Age: 56

Position: President and Chief Executive Officer

Michael K. Burke

Mr. Burke joined the Company in January 2012 as Senior Vice President and Chief Financial Officer. Previously, he served as Senior Vice President and Chief Financial Officer of Albany International Corp., a global NYSE-listed company involved with advanced textiles and materials processing. Prior to his position at Albany, he was Executive Vice President and Chief Financial Officer of Intermagnetics General Corporation, a NASDAQ-listed company and a leader in the Magnetic Resonance Imaging (MRI) market. Prior to his time at Intermagnetics, he was Executive Vice President and Chief Financial Officer of HbT, Inc.

Age: 53

Position: Senior Vice President and Chief Financial Officer

R. Craig Yoder

Dr. Yoder was elected to his position in February 2001, after serving as the Company’s Vice President of Operations since 1994 and Technology Manager since joining the Company in 1983. Prior to joining the Company, he was a member of the senior technical staff at Pennsylvania Power and Light, and at Battelle Pacific Northwest Laboratory.

Age: 60

Position: Senior Vice President–Technology and International Business

There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

6

BOARD OF DIRECTORS AND COMMITTEES

During fiscal 2012, the Board of Directors held a total of 7 meetings. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such director served during the periods that such director served.

The Board of Directors has an Audit Committee, Compensation Committee, and Governance and Nominating Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends to the Board of Directors the appointment of independent public accountants. The Board of Directors has determined that Michael T. Leatherman, David E. Meador and Thomas M. White each qualify as an “audit committee financial expert” as defined for the purpose of SEC regulation. The Compensation Committee approves all executive compensation and has responsibility for granting equity awards to eligible members of management and administering the Company’s equity and incentive compensation plans. The Governance and Nominating Committee establishes corporate governance policy and selects nominees for the Board of Directors. (See “Process for Nominating Directors.”) The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the New York Stock Exchange (“NYSE”). During fiscal 2012, the Audit Committee met 7 times including the meetings required to conduct its quarterly financial reviews, the Compensation Committee met 5 times, and the Governance and Nominating Committee met 4 times.

Each Committee has adopted a formal written charter, approved by the full Board of Directors, which specifies the scope of the Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of each charter is available on the Company’s website at http://www.landauer.com and printed copies are available from the Company on request. The Board of Directors has also adopted Governance and Nominating Standards, a Code of Business Ethics applicable to all directors and employees and a Code of Conduct for Senior Financial Executives applicable to the principal executive, financial and accounting officers of the Company. Copies of each of these documents are available on the Company’s website at http://www.landauer.com and printed copies are available from the Company on request. The Company intends to post on its website any amendments to its Code of Business Ethics or Code of Conduct for Senior Financial Executives applicable to such senior officers.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board has determined that having an independent director serve as chairman of the Board is in the best interest of stockholders at this time. The structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. No single leadership model is right for all companies at all times, however, so the Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively and recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

The Board is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations of the Company’s business segments and corporate functions, the Board addresses the primary risks associated with those segments and functions. In addition, the Board reviews the key risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company.

The Board has delegated to the Audit Committee oversight of the Company’s risk management process. The Audit Committee (a) reviews with management the Company’s significant risk exposures and policies regarding the assessment and management of risk, (b) serves as an independent and objective body to monitor the Company’s financial reporting process and internal control systems, and (c) assists the Board in oversight of the Company’s compliance with legal and regulatory requirements. Each of the other committees of the Board also oversees the management of Company risks that fall within the committee’s areas of responsibility. The Governance and Nominating Committee oversees risks related to the Company’s governance structure and processes and the structure of the Board and its committees to ensure appropriate oversight of risk. The Compensation Committee considers risks related to the design of the Company’s compensation program and arrangements for the Company’s named executive officers.

7

COMPENSATION RISK

Management has undertaken, and the Compensation Committee has reviewed, an evaluation of Landauer’s compensation policies and procedures as they relate to risk management practices and risk-taking incentives. Based upon that evaluation, the Company has concluded that its compensation program does not create risks that are reasonably likely to result in a material adverse effect. In reaching this determination, the Company has taken into account the following design elements of Landauer’s compensation program and policies and practices: mixture of cash and equity payouts, mixture of performance time horizons, use of financial metrics that are easily capable of audit, avoidance of uncapped rewards, use of required stock ownership amounts at senior management levels, adherence to a broad clawback policy, and a rigorous auditing, monitoring and enforcement environment.

INDEPENDENCE OF DIRECTORS

Under the Company’s Governance and Nominating Standards, a majority of the Board of Directors should be composed of Independent Directors as that term is defined in the New York Stock Exchange (“NYSE”) listing standards. A director is independent under the NYSE listing standards if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

The Board has affirmatively determined that all directors, with the exception of William E. Saxelby, are considered independent under the independence standards of the NYSE. In reaching this determination, the Board considered the relationship of Mr. Dempsey’s membership on the board of a customer of the Company, and the relationship of one of Mr. Meador’s employer’s facilities as a customer of the Company. The Board determined that these relationships are not material. The Board has also concluded that no non-employee director has any of the disqualifying relationships identified by the NYSE. Consequently, the Board has determined that all non-employee directors are independent within the meaning of the NYSE listing standards. The Company’s independent directors are Robert J. Cronin, William G. Dempsey, Michael T. Leatherman, David E. Meador, Stephen C. Mitchell, and Thomas M. White. Given his current employment by Landauer, William E. Saxelby is not considered independent under the independence standards of the NYSE. The Company’s independent directors meet in regularly scheduled executive sessions and at other times, as they deem appropriate. Robert J. Cronin, Chairman of the Board of Directors, presides at these sessions.

PROCESS FOR NOMINATING DIRECTORS

Landauer’s Governance and Nominating Committee establishes and oversees adherence to the Board’s Governance and Nominating Standards, and establishes policies and procedures for the recruitment and retention of Board members. The Governance and Nominating Committee is comprised of three members, each of whom meets the independence requirements established by the New York Stock Exchange with respect to Governance and Nominating Committees.

The Governance and Nominating Committee will consider nominees for the Board of Directors who have been properly and timely recommended by stockholders. Any recommendation submitted by a stockholder must include the same information concerning the candidate and the stockholder as would be required under Section 1.4 of the Company’s bylaws if the stockholder were nominating that candidate directly. Those information requirements are summarized in this Proxy Statement under the caption “Stockholder Proposals.” The Governance and Nominating Committee will apply the same standards in considering director candidates recommended by stockholders as it applies to other candidates. The Governance and Nominating Committee has not established any specific, minimum qualification standards for nominees to the Board. From time to time, the Governance and Nominating Committee may identify certain skills or attributes (e.g. healthcare industry experience, technology experience, financial experience) as being particularly desirable for specific director nominees. The Governance and Nominating Committee considers diversity of backgrounds and viewpoints when considering nominees for director but has not established a formal policy regarding diversity in identifying director nominees.

To date, the Governance and Nominating Committee has identified and evaluated nominees for director positions based on several factors, including referrals from management, existing directors, advisors and representatives of the Company or other third parties, business and board of director experience, professional reputation and personal interviews. Each of the current nominees for director listed under the caption “Election of Directors” is an existing director standing for re-election.

8

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity each year for stockholders and other interested parties to ask questions of or otherwise communicate directly with members of the Company’s Board of Directors on matters relevant to the Company. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors attended the Company’s 2012 Annual Meeting of Stockholders. In addition, stockholders and other interested parties may, at any time, communicate in writing with the full Board of Directors, any individual director or any group of directors, by sending such written communication to the full Board of Directors, individual director or group of directors at the following address: Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425; Attention: Corporate Secretary. Copies of written communications received at such address will be provided to the addressee unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of such communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Landauer is required to provide information regarding the compensation program in place for its CEO, CFO and the three other most highly compensated executive officers as of its last fiscal year end as well as certain other persons specified in SEC rules. The Company has only three executive officers, including the CEO and CFO. Information regarding the compensation paid to these individuals is included in this Proxy Statement. Effective September 9, 2011 through December 31, 2011, one of the Company’s Directors, Michael T. Leatherman, served as Interim CFO. Effective January 3, 2012, Michael K. Burke was appointed CFO. Accordingly, the Company has included compensation disclosure for both individuals that served as its principal financial officer during the year. In addition, the Company included compensation disclosure for Richard E. Bailey who served as Senior Vice President – Operations, until his retirement effective December 31, 2011. In this proxy statement, the Company refers to the individuals as to whom compensation disclosure is required as the “Named Executive Officers” or “NEOs.” This section includes information regarding, among other things, the overall philosophy of the Company’s NEO compensation program and each element of compensation that it provides to NEOs.

Executive Summary

The elements of Landauer’s compensation program for NEOs include base salary, annual non-equity incentive compensation (“annual bonus”), long-term equity incentive compensation, retirement benefits and severance arrangements. The Compensation Committee considered the results of the non-binding advisory shareholder vote on executive compensation at our February 9, 2012 Annual Meeting of Stockholders, at which the overall compensation of the Company’s Named Executive Officers was approved by 97% of the votes cast. Given the high level of stockholder support, the Compensation Committee of the Board of Directors determined that no significant changes to the Company’s executive compensation philosophy and principles were required during fiscal 2012 as a result of the vote.

During fiscal 2012, the following compensation actions were taken:

•	Base salary levels for all named executive officers were increased by 3% from their fiscal 2011 levels.

•	The fiscal 2012 annual bonus, paid in fiscal 2013, resulted in awards at 102% of target due to achievement above performance criteria.

•	The annual long-term equity incentive opportunities granted in fiscal 2012, for the performance period ending in fiscal 2014, were granted at the same amounts as the prior year’s long-term incentive grants. The performance measures for the fiscal 2012 grant are revenue and EBITDA growth in order to hold management accountable for the financial commitments developed in the Company’s strategic plans. Consistent with fiscal 2011 awards, the fiscal 2012 long-term equity incentive opportunities have a weighting of 70% performance-based vesting and 30% time-based vesting.
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Landauer’s Compensation Philosophy and Principles

Landauer designs its compensation program to maintain a performance and achievement-oriented environment throughout the Company, while ensuring the program does not create unnecessary or excessive risk. The goals of the Company’s executive compensation program are to:

•	Attract and retain highly talented executives capable of delivering long-term success;
•	Align the executives’ interests with the interests of Landauer’s stockholders; and
•	Motivate executives to achieve the Company’s short and long-term business objectives via a performance-driven incentive program through legal and ethical means.

Consistent with these goals, the Board has developed and approved an executive compensation philosophy to provide a framework for the Company’s executive compensation program. The key components of this philosophy are:

•	Total compensation will be targeted to be competitive with the marketplace in which executive talent is recruited. “Competitive” is defined as around the 50th percentile using market compensation information;
•	The mix of compensation elements is designed to reflect strategic business needs;
•	Incentive compensation is tied to short-term goals and long-term strategic plans in a balanced manner so that it supports the Company’s efforts to achieve long-term success;
•	The degree of compensation at risk will positively correlate to responsibility level;
•	Performance is assessed on both financial and non-financial goals using qualitative and quantitative metrics;
•	Compensation is differentiated based on factors that are relevant to each form of compensation; and
•	The executives’ interests should be aligned with those of the Company’s stockholders through executive stock ownership.

The executive compensation philosophy results in three major components of executive compensation: a competitive base salary reflective of the individual’s role, responsibilities, experience and capabilities; non-equity incentive compensation tied to Company and individual annual performance; and long-term equity incentives tied to Company performance and individual level of responsibility to impact results over time. The Company determines the appropriate level of these components by using market compensation information as described more fully below.

The Compensation Committee

The Compensation Committee assists the Board of Directors in fulfilling the Board’s oversight responsibilities to administer the Company’s executive compensation program. Each member of the Committee is independent as defined in the corporate governance listing standards of the New York Stock Exchange, Landauer’s director independence standards and applicable law and SEC regulations.

The Committee reports to the Board of Directors on all compensation matters regarding Landauer’s executives and other key salaried employees. The Committee reviews annually and recommends to the Board of Directors for approval the compensation (including annual base salary, annual non-equity incentive compensation, long-term equity incentive compensation and other employee benefits) for the Company’s executives and other key salaried employees. Further information about the Committee’s responsibilities is contained in the Committee’s Charter, which is available in the “Corporate Governance” section on the “Investor Relations” page of Landauer’s website at www.landauer.com.

Roles of Consultants and Executives

During and after the end of each fiscal year, the CEO provides the Compensation Committee with feedback regarding the performance of the NEOs. Annually, and in the cases of NEO promotions or hires, the CEO makes recommendations to the Compensation Committee regarding the compensation package for each of the NEOs (other than himself). Based on its review of individual performance (taking into account input from the CEO), input and market data from its independent compensation consultant and other factors, the Compensation Committee makes recommendations to the Board regarding the compensation for the CEO and the other NEOs. Acting upon the recommendation of the Compensation Committee, the independent members of the Board, meeting in executive session, determine the compensation of the CEO and the other NEOs.

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To assist the Compensation Committee in discharging its responsibilities, the Committee retains Hay Group, Inc. as its independent compensation consultant. Hay Group is entirely independent and as such, its work for the Compensation Committee does not raise any conflict or interest. The consultant’s role is to advise the Committee on all executive compensation matters. Biennially, Hay Group presents the Compensation Committee with survey data and information about other relevant market practices and trends, and makes recommendations to the Compensation Committee regarding target levels for various elements of total compensation for senior executives, which the Compensation Committee reviews and considers in its deliberations. Hay Group completed its most recent biennial executive compensation analysis in fiscal 2012.

The Committee’s independent compensation consultant reports directly to the Compensation Committee. Periodically the CEO and CFO may work directly with the Committee’s consultant primarily in the development of offers for new hires and assistance on the development of recommendations on the design of its compensation program to be presented to the Compensation Committee or the Board of Directors. This interaction between the Committee’s consultant and management takes place under the approval of the Compensation Committee Chair. During fiscal 2012, management worked with the compensation consultant on compensation for several roles in the organization, including external hires.

To ensure that its executive officer compensation is competitive in the marketplace, the Company uses a formal job evaluation methodology to determine both the internal and external equity of its NEOs’ total compensation. Internal equity is considered in order to ensure that members of Landauer’s executive management are compensated at an appropriate level relative to other members of its executive management, while external equity is a measure of how the Company’s compensation of its executive management compares to compensation for positions with comparable job content at other companies. Hay Group reviews each executive position using its proprietary method of job evaluation to assess the position’s relative scope. In this process, Hay considers the breadth of responsibilities, the complexity of the role, and the role’s impact on the success of the business. Once each job is valued independently, Hay compares the jobs to determine relative relationships and then relates these job content scopes to pay opportunity levels based on compensation market data from Hay Group’s Industrial Executive Compensation Report, a proprietary annual executive compensation survey with data on more than 100 executive level positions from over 300 organizations. Given that Landauer competes in a market with limited competitors, the Compensation Committee has determined that utilizing a broad industry survey with a focus on publicly traded companies and significant survey participation by the manufacturing sector, such as the Hay survey, is an appropriate method for evaluating the Company’s executive compensation practices.

All components of Landauer’s executive compensation program are aligned around the 50th percentile of Hay Group’s survey data for targeted performance. For short-term incentive compensation, achievement of over performance goals can result in a maximum award equal to 200% of the target opportunity. In the case of long-term incentive compensation, the 75th percentile of Hay Group’s survey data is targeted for achievement of over performance goals. Actual pay will vary above or below the 50th percentile depending on a number of factors including individual performance, tenure with the organization and overall Company performance.

With the assistance of the compensation consultant, the Compensation Committee annually reviews relevant compensation market data, trends and best practices in executive compensation, and executive pay tallies for the Company’s NEOs to ensure that the design of its program is consistent with its compensation philosophy and that the amount of compensation is within appropriate competitive parameters. Based on this review, the Compensation Committee has concluded that the total compensation of each NEO and, in the case of the severance and change-in-control scenarios, potential payouts are appropriate and reasonable.

Interim CFO Compensation

The Board of Directors of the Company appointed one of its Directors, Michael T. Leatherman, as the Company’s Interim CFO, as well as its acting principal financial officer and acting principal accounting officer, each effective from September 9, 2011 through December 31, 2011. Mr. Leatherman was paid a monthly salary of $35,000 for each month he served in the role. Mr. Leatherman was also awarded a $75,000 stock grant in recognition of his contributions as Interim CFO, which approximated, on a pro-rata basis, the value of the annual equity award that had been provided to the Company’s prior CFO. The Compensation Committee has concluded that the compensation of the Interim CFO was appropriate and reasonable.

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Elements of Landauer’s Compensation Program

Landauer’s executive officer compensation package includes a combination of annual cash and long-term incentive compensation. Annual cash compensation for executive officers is comprised of base salary plus annual non-equity incentive bonuses. Long-term incentives consist of a combination of restricted share grants with performance and time-based vesting characteristics.

Element	Purpose	Characteristics
Base Salary	Compensate executives for their level of responsibility and sustained individual performance. Also help attract and retain strong talent.	Fixed component with eligibility for annual merit increases based on sustained individual performance.
Annual Non-Equity Incentive Compensation	Promote the achievement of Landauer’s annual financial goals, as well as individual goals.	Performance-based cash opportunity based on Company and individual results as determined by the Compensation Committee as outlined in the “Landauer, Inc. Incentive Compensation Plan” (Available at www.landauer.com).
Long-Term Equity Incentive Compensation	Promote the achievement of Landauer’s long-term corporate goals, support executive retention and encourage executive stock ownership.	Performance-based equity and restricted equity grants based upon achievement of strategic priorities and retention with the Company made annually through the “Landauer, Inc. Incentive Compensation Plan” (Available at www.landauer.com).
Retirement Plans	Provide an appropriate level of replacement income upon retirement. Also provide an incentive for a long-term career with Landauer, which is a key objective of the Company.	Defined contribution retirement plan with Company match and annual profit sharing eligibility with a supplemental deferred compensation contribution available to certain executives.
Post-Termination Compensation	Facilitate the attraction and retention of high caliber executives in a competitive labor market and provide noncompetition and nonsolicitation covenants for the Company’s protection.	Contingent element; only payable if the executive’s employment is terminated as specified in the arrangements. Amount of severance benefits varies by level in the organization.

In setting total compensation, Landauer applies a consistent approach for all executive officers. Also, the Compensation Committee exercises appropriate business judgment in how it applies its standard approach to the facts and circumstances associated with each executive. Additional detail about each pay element follows.

Base Salaries: As discussed above, data on salaries paid to comparable positions in the Hay survey are gathered and reported biennially to the Compensation Committee by its independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, recommends to the Board for its consideration and approval the salaries for the CEO, CFO and other NEOs. The CEO provides input for the salaries for the CFO and other NEOs. The Compensation Committee seeks generally to establish base salaries for the CEO, CFO and other NEOs around the 50th percentile of the Company’s compensation survey data, which is the targeted market position to facilitate the attraction and retention of executive talent. In fiscal 2012, the salaries of the NEOs approximated, within a weighted average of 8%, the median of the compensation survey data for their positions.

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Annual Non-Equity Incentives: Annual non-equity incentive awards to the CEO, CFO and other NEOs are paid relative to the targets established annually by the Compensation Committee under the terms of the Landauer, Inc. Incentive Compensation Plan. Annual incentive awards for the CEO, CFO and other NEOs are intended to promote the achievement of Landauer’s annual financial goals, as well as individual goals. For fiscal 2012, the plan establishes an incentive pool which is related to aggregate executive officer base salary and performance of Landauer relative to (i) budgeted revenue and (ii) budgeted net income. The fiscal 2012 metrics of revenue and net income as performance targets reflect the long-term strategic priority of the Company to incentivize revenue and earnings growth, which the Company believes represent key drivers of the Company’s long-term performance. The Committee believes use of these metrics provides alignment with the interests of Landauer’s stockholders. The Plan is intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code as performance-based pay, and our expectation is that this will result in paid awards being fully deductible by the Company for federal income tax purposes.

Similar to the process for base salary, data for non-equity incentives paid to comparable positions in the Hay survey are gathered and reported biennially to the Compensation Committee by the independent compensation consultant. The Compensation Committee, after receiving input from the compensation consultant, recommends to the Board for its consideration and approval the non-equity incentives for the CEO, CFO and other NEOs. The target incentive compensation award (“ICA”), as a percentage of individual executive officer base salary, is 50% for the Chief Executive Officer and 40% for the CFO and other NEOs. These payout ratios are determined based upon targeting total cash compensation (base salary plus non-equity incentive compensation) around the 50th percentile as determined by the survey study performed by the Committee’s independent compensation consultant. The actual size of the incentive compensation pool available for award varies based upon actual financial performance for revenue and net income.

The revenue and net income targets are established as part of the annual operating planning process. The targets are recommended by management, reviewed by the Compensation Committee and approved by the Board. The targets are intended to be representative of strong financial performance by the Company based upon market conditions and the expectations of stockholders. The scales of the payout ratios are intended to compensate management for the perceived effort required to achieve the targeted performance and reward management for the effort required to deliver results beyond expected levels.

The revenue and net income targets for fiscal 2012 were established as follows ($’s in millions):

Revenue	$162.5
Net Income	$22.1

Both the revenue and net income targets were established without considering the impact of certain non-recurring costs relating to acquisition and reorganization costs and the impact of intangible amortization for acquisitions completed during the fiscal year.

The plan provides for a payout at a ratio of targeted incentive compensation as follows:

Actual Performance	Payout Ratio
120% Incentive Revenue & Net Income Achievement	200% of target award
100% Incentive Revenue & Net Income Achievement	100% of target award
80% Incentive Revenue & Net Income Achievement	50% of target award
<80% Incentive Revenue & Net Income Achievement	0% of target award

The range of the scale for revenue and net income achievement is intended to align management with the expectations of stockholders on earnings growth. Performance below 80% of planned revenue and net income would be considered to be below the Company’s expectations and, accordingly, results in zero payout of the target award. Similarly, performance at 120% to plan is believed to represent performance well beyond the expectations of the business. Awards for performance between 80% and 120% of goal are determined by linear interpolation with payouts ranging from 50% to 200% of targeted award. The payout ratio maintains alignment with the expectations of stockholders on minimum performance.

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The amount of potential ICA for any executive officer is determined by multiplying the executive’s base salary times the actual incentive award percentage. The actual ICA percentage is the target award percentage of 50% or 40% multiplied by the percentage of target award determined by the weighted average of the revenue and net income components in the following ratio:

Revenue	30%
Net Income	70%

Two-thirds of the target ICA is payable to the executive officer based solely on financial performance of the Company. With respect to the one-third balance remaining in the pool for the fiscal year, the Compensation Committee will have the discretion to award any executive officer an amount ranging from zero to one-third of the award such executive officer would otherwise receive based upon achievement against personal management objectives (“PMO”). Accordingly, the total ICA is calculated as follows:

Potential ICA	=	(Annual Salary x Target %) x (Payout Ratio)
Actual ICA	=	(Potential ICA x 2/3) + (Potential ICA x 1/3 x % PMO achievement)

PMOs are established annually and are aligned with the strategic priorities of the Company. PMOs are intended to be challenging but generally capable of being achieved. PMOs for the Company’s NEOs in fiscal 2012 included:

•	Provision of improved and expanded customer service;
•	Implementation of the Company’s systems initiative;
•	Development and implementation of new monitoring solutions for military applications;
•	Penetration into new market segments and international geographies;
•	Development and implementation of next generation dosimetry technology; and
•	Growth through acquisitions.

Any amounts related to PMO achievement not so awarded may, at the discretion of the Committee, be reallocated, in whole or in part, to any other executive officer based upon the Committee’s evaluation of the individual performance of the executive officer relative to written objectives and other factors, including the CEO’s annual report to the Committee of the executive officer’s performance.

The individual and aggregate amounts of incentive compensation awards for the fiscal year, as approved by the Compensation Committee, are limited to 200% of the targeted awards.

Recognizing that extraordinary positive or negative non-operating events can and do occur, the Committee may elect to make adjustments to the incentive compensation calculations to reflect the impact of those events. During fiscal 2012, reported revenues were adjusted down by $0.4 million, and reported net income was adjusted up by $3.3 million. The adjustments to revenue resulted from an internal change in policy for customer paid freight in the reported results versus planned customer paid freight, and the adjustments to net income resulted from elimination of the favorability related to the delay in the ERP implementation program, adjustments related to the IZI Medical Products acquisition valuation and assumptions, and elimination of unplanned non-recurring expenses related to asset abandonments, reorganization, and acquisitions.  Landauer’s revenue was 96.0% of target and adjusted net income was 103.7% of target, resulting in a weighted average performance of approximately 101.4% of target.  After reviewing the results and the significant strategic progress made by management during the year the Compensation Committee recommended and the Board approved raising the funding for the incentive pool from 101.4% to 102%.  The NEOs averaged 93% PMO achievement, resulting in an actual average payout of 101%.

Long-Term Equity Incentives: Long-term incentive awards for the CEO, CFO and other NEOs are granted in order to promote the achievement of Landauer’s long-term strategic goals. The Compensation Committee believes that providing long-term incentive awards in the form of equity awards best achieves the long-term compensation objectives of the organization and aligns the NEOs’ interests with the interests of Landauer’s stockholders position, as well as facilitates the attraction and retention of executive talent. Each year, the Compensation Committee reviews and makes recommendations to the Board as to the long-term incentive awards for each of the NEOs. In determining the total value of the long-term incentive opportunity for each executive, the Compensation Committee reviews the survey data presented by its independent compensation consultant biennially on a position-by-position basis and attempts to provide a benefit at a competitive level, which approximates the 50th percentile for each surveyed position.

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Long-term incentives are provided to Landauer’s executives under the stockholder approved Landauer, Inc. Incentive Compensation Plan. The Plan permits grants of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and performance share units. The Plan is intended to meet the deductibility requirements of Section 162(m) of the Internal Revenue Code as performance-based pay, and the Company expects that paid awards will be fully deductible by the Company for federal income tax purposes.

Current restricted shares are subject to risk of forfeiture and vest in accordance with performance and time restrictions. Each grant is allocated between performance-based and time-based vesting. For performance shares of restricted stock that will vest at the end of the restriction period, vesting is based upon the achievement of one or more performance goals. Up to 100% of the performance shares may be forfeited if the performance goals are not achieved. In addition, for certain financial targets, over-performance shares can be earned for achievement of over-performance goals.

Annual equity grants to the NEOs are allocated 70% to performance-based vesting and 30% to time-based vesting. This balance between performance-based and time-based equity grants is in alignment with the development of Landauer’s long-term growth strategy, motivates management for the appropriate balance between short-term and long-term decision making and aligns management’s long-term compensation closely with the interest of Landauer’s stockholders. Dividend and other distributions will be accrued for the shares subject to performance-based vesting and will be paid when the performance goals have been achieved and the restriction on the shares is released by the Board. Dividends on time-based grants are paid out at the same rate and time as paid to the Company’s stockholders.

The Compensation Committee approved the following performance goals with respect to the performance-based component of the fiscal 2012 annual equity grant:

Performance Metric for Performance Period October 1, 2011 – September 30, 2014	Weighting of Performance Based Grant	Target	Over Performance
Compounded Average Annual Revenue Growth	40%	8%	10%
Compounded Average Annual EBITDA Growth	60%	8%	10%

The targets were determined by the Compensation Committee based upon the Company’s long-term strategic plan, inclusive of the impact of acquisitions completed during fiscal 2012. Fiscal 2012 targets were established in relation to S&P 600 benchmark performance with revenue and EBITDA targets set relative to 50th and 75th percentile performance for target and overperformance, respectively, subject to certain adjustments approved by the Compensation Committee. The S&P 600 provides a competitive external benchmark to measure management’s performance relative to a broad representation of small cap companies. Based on its review of the S&P 600 data and the Company’s business plan, the Compensation Committee determined that the overperformance goals represent a reasonably challenging performance objective.

The target value of this award to each executive was determined based on the survey data presented by the Company’s independent compensation consultant on a position-by-position basis. The performance period of these awards is October 1, 2011 through September 30, 2014. Targets for the performance period are compounded average annual growth rates. Achievement of target goals earns the targeted long-term incentive opportunity, while achievement of overachievement goals results in the granting of overachievement shares, with pro-rata shares granted through interpolation between target and overachievement levels. The timed-based grant is subject to cliff vesting on September 30, 2014, which is aligned with the retention objective of the Plan.

The Board has generally followed a practice of making all equity grants to executive officers on a single date each year. Prior to the relevant Board meeting, the Compensation Committee reviews an overall stock award pool for all participating employees, of which there were 37 in fiscal 2012, and individual grants to executives proposed by the CEO to the Committee. Based on the proposal from the CEO and recommendation from the Compensation Committee, the Board reviews and approves the overall pool and the individual equity grants to executives.

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While most of the Company’s equity awards to NEOs have been made historically pursuant to its annual grant program, the Compensation Committee and Board retain the discretion to make additional awards to executives at other times for recruiting or retention purposes. The Company does not have any program, plan or practice to time “off-cycle” awards in coordination with the release of material non-public information. Long-term equity incentive awards of 2,875 shares of the Company’s stock were granted during fiscal 2012 to the CFO for recruiting and retention purposes. This restricted stock was granted under the stockholder-approved Incentive Compensation Plan. The value of these shares was determined based on consultation with, and benchmarking data presented by, the Company’s independent compensation consultant. One-half of these shares will vest on each of the second anniversary and third anniversary of the grant date, provided at the time of each vesting date the CFO is an employee of the Company. The Committee believes that this vesting schedule is consistent with the grant’s purpose of supporting the Company’s executive retention strategy, and is aligned with the Company’s focus on long-term stockholder value creation. Dividends will be paid out as scheduled, consistent with other Landauer grants of time-based restricted stock.

All equity awards are made pursuant to the Plan. Awards of equity to employees below the executive level are made by the Company’s CEO, pursuant to authority delegated by the Board and subject to the Board-approved allocation.

The Compensation Committee has established stock ownership goals for the Company’s NEOs as the Committee believes that substantial ownership of the Company’s stock will further align the NEOs’ interests with the interests of Landauer’s stockholders. Stock counted towards the ownership goal includes Landauer shares owned outright or beneficially owned (i.e., held directly or indirectly with spouse or minority aged dependent children) and grants of time- and/or performance-based vested restricted shares. Unexercised stock options and unvested performance-based restricted shares are not counted in the calculation of an executive’s ownership goal achievement. Landauer’s CEO is subject to a stock ownership goal of three times his current annual base salary. Landauer’s other NEOs are subject to a stock ownership goal of two times the executive’s base salary. All other Board-approved executives are required to own shares with a market value equal to the executive’s current annual base salary.

NEOs are not permitted, subject to approved exceptions, to sell shares of Landauer stock before meeting their applicable ownership goals. Upon reaching the applicable ownership goal, the expectation is that the targeted ownership will be maintained by the executive. Exceptions may be approved in situations involving financial hardship or limited estate planning transactions. Requests for exceptions will be submitted to the Company’s CFO for review by the CEO, in the case of NEOs, or by the Compensation Committee, in the cases of the CEO and CFO, on a case-by-case basis. Any exceptions approved by the CEO will be reported to the Compensation Committee.

Retirement Plans: The NEOs participate in the full range of benefits and are covered by the same plans, with exceptions noted, on the same terms as provided to all of Landauer’s U.S. salaried employees. The plans are designed to provide an appropriate level of replacement income upon retirement.

Post-Termination Compensation: The Company has entered into severance agreements with certain of its NEOs. NEOs that do not have individual severance agreements with the Company are covered, at a minimum, by its Severance Plan applicable to all employees. These severance agreements and the Severance Plan provide for payments and other benefits if the NEO’s employment terminates for a qualifying event or circumstance, such as being terminated without “Cause” or leaving employment for “Good Reason,” as these terms are defined in the applicable severance agreement and the Severance Plan. In addition, certain of Landauer’s executives participate in the Executive Special Severance Plan which provides for payments and other benefits in the case of a change in control, as defined under the plan. Further information regarding these individual severance agreements and the Executive Special Severance Plan, including definitions of key terms and a quantification of benefits that would have been received by the Company’s NEOs had termination occurred on September 30, 2012, is found under the heading “Severance Agreements” within this Proxy Statement.

The Compensation Committee believes that these severance arrangements are an important part of overall compensation for Landauer’s NEOs. The Committee believes that these arrangements will help to secure the continued employment and dedication of the Company’s NEOs prior to or following a change in control, notwithstanding any concern that they might have regarding their own continued employment. The Committee also believes that these arrangements are important as a recruitment tool and, to a lesser extent, retention device, as many of the companies with which Landauer competes for executive talent have similar arrangements in place for their senior employees. The Committee believes that these benefits are simple to understand, transparent and fair to Landauer’s stockholders and each NEO.

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Recoupment and Forfeiture of Incentive Compensation Policy: Landauer’s executive officers may be required to repay previously awarded incentive compensation to the Company in certain circumstances and to the extent permitted under applicable law.

To the extent the Compensation Committee determines that an executive officer engaged in conduct that causes significant losses or reputational harm to the Company, the Committee will determine whether, and to what extent, recoupment of incentive awards may be appropriate based on the facts and circumstances involved. If any of the Company’s financial statements are required to be restated, resulting from errors, omissions, or fraud, the Committee may in its discretion, to the extent the Committee determines that an executive officer’s gross negligence or misconduct caused or contributed to the need for the financial restatement, direct the Company to recover all or a portion of any incentive award payment (whether in the form of cash or equity) made to any or all of its executive officers with respect to the 36 month period following first issuance or filing of the financial results required to be restated. In exercising its discretion, the Committee shall consider all facts and circumstances it deems relevant, such as the degree to which the restatement was material and the degree of an executive officer’s involvement in the circumstances leading to the restatement.

The amount to be recovered from any executive officer based on a financial restatement shall be the amount by which the affected incentive award(s) exceeded the amount that would have been paid based on the financial statements as restated, or any greater or lesser amount (up to and including the entire award) that the Committee may determine. The Committee may determine to recover different amounts from different executive officers on such bases as it shall deem appropriate.

The Committee shall determine, subject to applicable law, whether the Company shall affect such incentive award recovery (i) by seeking recoupment from the executive officer; (ii) by reducing the amount that would otherwise be payable to the executive officer under any compensatory plan, program, or arrangement maintained by the Company; (iii) by withholding payment of future increases in compensation (including payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made; or (iv) by any combination of the foregoing.

Post Year-End Compensation Decisions

In December 2012, the Company amended the Executive Special Severance Plan (the “Severance Plan”) and Mr. Saxelby’s employment agreement.  The amendment to the Severance Plan (i) eliminated a participant’s right to receive severance benefits in connection with any voluntary resignation during the 30-day period immediately following the one-year anniversary of a change in control, and (ii) modified the provisions of the Severance Plan regarding “parachute payments” to provide that, if payments under the Severance Plan or otherwise would be subject to an excise tax under Section 4999 of the Internal Revenue Code, a participant will no longer be entitled to an additional “gross-up” payment to account for such excise tax, but instead will either (x) have his or her payments reduced to the extent necessary to avoid the excise tax or (y) receive the full payment and be subject to the excise tax, whichever results in a better net after-tax benefit to the participant.  These changes were made to bring the Severance Plan into line with current practices with respect to such plans and after consultation with the Hay Group, the Compensation Committee’s independent compensation consultant.  Contemporaneous with the amendment to the Severance Plan, Mr. Saxelby’s employment agreement was amended to provide that Mr. Saxelby would be subject to the amendments to the Severance Plan, notwithstanding a provision in his employment agreement that otherwise precluded adverse changes to the Severance Plan from applying to him.  In consideration for Mr. Saxelby agreeing to be subject to the Severance Plan amendment, and to promote the retention of Mr. Saxelby, the amendment to Mr. Saxelby’s employment agreement provided for him to receive a retention award in the form of restricted shares valued at $1,200,000, determined as of the grant date and shall vest in four (4) installments, as follows: (i) 20% of such award shall vest on the first anniversary of the Grant Date, (ii) 20% of such award shall vest on the second anniversary of the Grant Date, (iii) 20% of such award shall vest on the third anniversary of the Grant Date, and (iv) 40% of such award shall vest on the fourth anniversary of the Grant Date. The award to Mr. Saxelby promotes his long-term retention and further aligns his interests with the interests of Landauer’s stockholders.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s 2012 Annual Report on Form 10-K.

Members of the Compensation Committee:

William G. Dempsey, Chairman

Michael T. Leatherman

Stephen C. Mitchell

Thomas M. White

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SUMMARY COMPENSATION TABLE

For Fiscal Year Ended September 30, 2012

Name and Principal Position	Year	Salary ($)	Bonus(4) ($)	Stock Awards(5) ($)	Non-Equity Incentive Plan Compensa- tion(6) ($)	Change in Pension Value and Non- qualified Deferred Compensa- tion Earnings(7) ($)	All Other Compensa- tion(8,9,10) ($)	Total ($)
William E. Saxelby President and Chief Executive Officer	2012 2011 2010	570,934 553,992 542,720	- - -	522,110 522,129 842,359	287,829 139,750 161,247	33,544 39,245 19,054	54,183 62,122 1,383,475	1,468,600 1,317,238 2,948,855
Michael K. Burke (1) Senior Vice President and Chief Financial Officer	2012 2011 2010	247,692 - -	150,000 - -	373,315 - -	104,625 - -	- - -	22,519 - -	898,151 - -
R. Craig Yoder Senior Vice President – Technology and International Business	2012 2011 2010	262,265 254,483 249,305	- - -	109,934 244,924 216,763	103,994 49,323 59,667	265,026 340,501 167,888	28,718 33,178 34,140	769,937 922,409 727,763
Michael T. Leatherman(2) Former Interim Chief Financial Officer	2012 2011 2010	121,154 24,231 -	- - -	178,066 103,011 -	- - -	- - -	42,000 51,000 -	341,220 178,242 -
Richard E. Bailey (3) Former Senior Vice President - Operations	2012 2011 2010	77,549 224,569 205,586	- - -	- 120,033 105,014	- 43,525 52,653	11,114 16,155 8,099	2,326 28,268 27,322	90,989 432,550 398,674

(1)	Mr. Burke was hired by the Company and appointed Senior Vice President and Chief Financial Officer, effective January 3, 2012.
(2)	Mr. Leatherman served as Interim CFO effective September 9, 2011 through December 31, 2011. During his term as Interim CFO, Mr. Leatherman continued to serve as a director of the Company, but ceased his service as a member of the Audit Committee and Compensation Committee of the Company’s Board of Directors. His compensation as a NEO and as a Director is reported herein. Mr. Leatherman’s salary of $121,154 was earned for his services in the role of Interim CFO. His stock awards included $103,047, earned for his services in the role of Director, and $75,019, earned for his services in the role of Interim CFO. “All Other Compensation” represents Board fees of $42,000 which were earned for his services in the role of Director.
(3)	Mr. Bailey retired from his position as Senior Vice President - Operations and his employment with the Company, effective December 31, 2011.
(4)	Included in this column are sign-on bonuses.
(5)	Amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). Amounts are calculated based on the probable satisfaction of performance conditions. If the highest level of performance is achieved, the maximum amounts that will be received with respect to the fiscal 2012 awards are as follows: Mr. Saxelby, $1,246,000; Mr. Burke, $596,462; and Dr. Yoder, $222,800. See Note 1 to the Notes to Consolidated Financial Statements of Landauer’s 2012 Annual Report on Form 10-K for a discussion of the relevant assumptions used in calculating the amounts.
(6)	Amounts set forth in this column were earned during each of fiscal 2012, 2011, and 2010 under the Landauer, Inc. Incentive Compensation Plan. The amounts were each paid in the first quarter of the following fiscal year.
(7)	Amounts solely represent the increase in the actuarial present value of the named executive officer’s accumulated benefit under the Company’s defined benefit plans.
(8)	Included in this column are Company matching contributions to its 401(k) Plan as follows for fiscal 2012: Mr. Saxelby, $11,000; Mr. Burke, $3,029; Dr. Yoder, $8,881; and Mr. Bailey, $2,326.
(9)	Included in this column are Company profit sharing contributions to its 401(k) Plan for fiscal 2011 and 2010. No amounts were earned during fiscal 2012 as a result of changes in the Company’s timing of its profit sharing contributions to the plan.
(10)	Included in this column are Company deferred compensation contributions under the NQ Excess Plan of Landauer, Inc. Amounts earned during fiscal 2012, which the Company will credit to the executives’ accounts during fiscal 2013, were as follows: Mr. Saxelby, $43,183; Mr. Burke, $19,490; Dr. Yoder, $19,837; and Mr. Bailey, $0. During fiscal 2010, the Company credited $1,323,684 to Mr. Saxelby’s account, cancelling his benefit under the Supplemental Key Executive Retirement Plan per the terms of his amended employment agreement.

19

GRANTS OF PLAN-BASED AWARDS

For Fiscal Year Ended September 30, 2012

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (2) ($)
		Threshold ($)	Target ($)	Maxi- mum ($)	Threshold (#)	Target (#)	Maxi- mum (#)
William E. Saxelby	- 11/10/2011 (3) 11/10/2011 (4)	-	285,467	570,934	-	7,267	21,662	3,115	365,457 156,653
Michael K. Burke	- 01/03/2012 (3) 01/03/2012 (4) 01/03/2012 (5)	-	99,077	198,154	-	2,994	7,271	1,284 2,875	156,257 67,012 150,046
R. Craig Yoder	- 11/10/2011 (3) 11/10/2011 (4)	-	104,906	209,812	-	1,530	3,775	656	76,944 32,990
Michael T. Leatherman	12/15/2011 (6) 02/08/2012 (7)	-	-	-	-	-	-	1,514 1,794	75,019 103,047
Richard E. Bailey (8)	-	-	-	-	-	-	-	-	-

(1)	Amounts set forth in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during fiscal 2012 based upon the achievement of performance goals under the Landauer, Inc. Incentive Compensation Plan. The amounts earned in fiscal 2012 by Landauer’s named executives have been determined and were paid in December 2012. The amounts paid are included in the “Non-Equity Incentive Plan Compensation” column of the 2012 Summary Compensation Table.
(2)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For awards subject to performance conditions, the amounts included in this column are calculated based on the probable satisfaction of the performance conditions at target. A discussion of the calculation of the grant date fair value is set forth in Note 1 of the Notes to Consolidated Financial Statements of Landauer’s 2012 Annual Report on Form 10-K.
(3)	These awards represent the performance-based component of the fiscal 2012 annual equity award granted on November 10, 2011, and on January 3, 2012 in the case of Mr. Burke, that vests on September 30, 2014 upon the achievement of certain performance milestones as described on page 15 herein. These awards were granted under the Landauer, Inc. Incentive Compensation Plan.
(4)	These awards represent the time-based component of the fiscal 2012 annual equity award granted on November 10, 2011, and on January 3, 2012 in the case of Mr. Burke, that vests on September 30, 2014, subject to forfeiture upon the NEO’s earlier termination of employment. These awards were granted under the Company’s Incentive Compensation Plan.
(5)	These awards represent a recruiting and retention grant of time-based restricted stock of which one-half vests on each January 3, 2014 and 2015.
(6)	These awards, which vested on December 31, 2011, were granted in recognition of Mr. Leatherman’s contributions as Interim CFO from September 1, 2011 through December 31, 2011.
(7)	Mr. Leatherman’s stock awards dated February 8, 2012 were granted for his services in the role of Director.
(8)	Mr. Bailey was not granted stock awards during fiscal 2012, in consideration of his retirement effective December 31, 2011.

20

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

For Fiscal Year Ended September 30, 2012

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
William E. Saxelby	50,000	48.68	09/28/2015	2,391 (3) 3,115 (4)	142,791 186,028	5,578 (9) 7,267 (10)	333,118 433,985
Michael K. Burke	-	-	-	1,284 (4) 2,875 (5)	76,680 171,695	2,994 (10)	178,802
R. Craig Yoder	16,000	46.80	12/03/2014	1,582 (8) 503 (3) 656 (4)	94,477 30,039 39,176	1,174 (9) 1,530 (10)	70,111 91,372
Michael T. Leatherman (6)	-	-	-	1,465 1,766 1,794	87,490 105,466 107,138	-	-
Richard E. Bailey (7)	-	-	-	-	-	-	-

(1)	All options were fully vested and exercisable prior to fiscal 2012.
(2)	Amounts set forth in these columns equal the number of shares of restricted stock indicated multiplied by the closing price of $59.72 for Landauer’s common stock on September 28, 2012.
(3)	These awards vest in full on September 30, 2013.
(4)	These awards vest in full on September 30, 2014.
(5)	One-half of these awards vests on January 3, 2014. The remaining half of these awards vests on January 3, 2015.
(6)	Mr. Leatherman’s stock awards of 1,465, 1,766 and 1,794 were granted for his services in the role of Director. These awards vest on February 11, 2013, February 9, 2013 and February 8, 2014, respectively.
(7)	Mr. Bailey had no outstanding equity awards upon his retirement from the Company, effective December 31, 2011.
(8)	One-half of these awards vests on July 28, 2013. The remaining half of these awards vests on July 28, 2014.
(9)	These awards vest on September 30, 2013 based upon achievement of certain performance goals. For restricted stock with performance conditions, the amounts assume the organization will achieve the performance criteria at targeted levels and the granted shares of restricted stock will vest based upon the achievement of the performance goals. The amounts disclosed in this table are not necessarily indicative of the amounts that may be realized by Landauer’s named executives.
(10)	These awards, which represent the performance-based component of the fiscal 2012 annual equity award, vest on September 30, 2014 based upon achievement of certain performance goals. For restricted stock with performance conditions, the amounts assume the organization will achieve the performance criteria at targeted levels and the granted shares of restricted stock will vest based upon the achievement of the performance goals as described on page 15 of this Proxy Statement. The amounts disclosed in this table are not necessarily indicative of the amounts that may be realized by Landauer’s named executives.
21

OPTION EXERCISES AND STOCK VESTED

For Fiscal Year Ended September 30, 2012

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
William E. Saxelby	4,856	290,000
Michael K. Burke	-	-
R. Craig Yoder	1,813	107,640
Michael T. Leatherman	2,879	159,680
Richard E. Bailey	1,949	100,374

(1)	The value realized on the vesting of restricted stock awards is based on the Company’s closing market price of its common stock on the date of vesting.

PENSION BENEFITS

For Fiscal Year Ended September 30, 2012

Name (1)	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit (2) ($)
William E. Saxelby	Landauer, Inc. Retirement Plan	4	185,378
R. Craig Yoder	Supplemental Key Executive Retirement Plan of Landauer, Inc. Landauer, Inc. Retirement Plan	26 26	45,622 1,747,594
Richard E. Bailey	Landauer, Inc. Retirement Plan	3	98,333

(1)	Mr. Burke and Mr. Leatherman are not eligible for pension benefits.
(2)	Information on the valuation method and material assumptions applied in calculating the present value of accumulated benefit is set forth in the footnote “Employee Benefit Plans” of the Notes to Consolidated Financial Statements of Landauer’s 2012 Annual Report on Form 10-K.

22

NONQUALIFIED DEFERRED COMPENSATION

For Fiscal Year Ended September 30, 2012

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals / Distributions in Last FY ($)	Aggregate Balance at Last FYE (3) ($)
William E. Saxelby (4)	-	43,183	177,816	-	1,519,841
Michael K. Burke	-	19,490	-	-	19,490
R. Craig Yoder	23,604	19,837	13,470	-	139,138
Michael T. Leatherman (5)	-	-	-	-	-
Richard E. Bailey	-	-	1,168	8,584	34,433

(1)	The amounts in this column represent the executives’ contributions on amounts earned during fiscal 2012, which may not be credited to the executives’ accounts until fiscal 2013.
(2)	The amounts in this column represent the annual Company contributions earned during fiscal 2012, which the Company will credit to the executives’ accounts during fiscal 2013. These amounts are included in the Summary Compensation Table as All Other Compensation.
(3)	The aggregate balance at September 30, 2012 includes compensation, which was reported for the executives in previous years.
(4)	Mr. Saxelby’s amount includes an additional $1,323,684, credited to his account in fiscal 2010 upon cancellation of his benefit under the Supplemental Key Executive Retirement Plan per the terms of his amended employment agreement.
(5)	Mr. Leatherman, in his role as Interim CFO, is not eligible to participate in the Company’s NQ Excess Plan.

Deferred Compensation Plan

Landauer established the NQ Excess Plan effective April 1, 2009. Under the NQ Excess Plan, certain employees, including the Company’s executive officers, are entitled to (a) receive Company contributions based on a percentage of base pay, and (b) elect to defer up to 60% of base pay and up to 100% of commissions and bonuses, subject to the authority of the committee that administers the plan (the “Plan Committee”) to specify a different maximum percentage of compensation that may be deferred. Bonuses include performance-based compensation contingent upon the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve months and fiscal year compensation services performed during a period of one or more consecutive fiscal years of the Company and payable after the period of service has concluded. Participants’ account balances under the NQ Excess Plan are adjusted to track the investment returns of mutual funds selected by the participants from a menu of mutual funds selected by the Plan Committee. Participants may change their investment elections as frequently as permitted by the Plan Committee.

Except as provided in the provisions applicable to Mr. Saxelby described below, (1) amounts attributable to Company contributions and voluntary deferrals that are payable under the NQ Excess Plan as a result of death, disability or separation prior to retirement (defined as separation after the earlier of (i) age 55 and the completion of at least 10 years of service or (ii) age 65) are distributed in the form of a lump sum payment, (2) amounts attributable to Company contributions that are payable as a result of retirement are distributed in 5 annual installments and (3) amounts attributable to voluntary deferrals that are payable as a result of retirement are distributed in either a lump sum payment or in annual installments over a period of 2 to 5 years, as elected by the participant. Amounts attributable to voluntary deferrals may also be distributed prior to separation in either a lump sum payment or in annual installments over a period of 2 to 5 years commencing on a date specified by the participant, which is at least 2 years after the beginning of the applicable deferral period.

The May 1, 2009 Amendment to Mr. Saxelby’s Employment Agreement provided that on September 28, 2010 (or such earlier date on which his employment terminates under certain circumstances described in the Employment Agreement under which Mr. Saxelby would have been eligible for the Supplemental SERP Benefit), the Company credited approximately $1.3 million to Mr. Saxelby’s account in the NQ Excess Plan. This amount reflects the expected then present value of the Supplemental SERP Benefit. Distribution of the this amount shall be made in the form of a life annuity, subject to Mr. Saxelby’s right to elect to be paid this amount in a lump sum.

23

Severance Agreements

Landauer has entered into employment agreements with certain of its executives. Generally these agreements provide that in the event of termination of employment under certain circumstances by Landauer other than for cause, death, disability or voluntary termination, as defined in the respective employment agreements, the executive will be entitled to continuation of base salary, prorated or average annual bonuses and certain other benefits. In the cases of termination without cause and termination for good reason, the terms of Mr. Saxelby’s agreement provide for a lump-sum cash payment equal to two times the sum of his base salary and the average of his annual incentive bonus earned for the last three fiscal years. Per the terms of Dr. Yoder’s agreement, in the cases of termination without cause and termination for good reason, Landauer would continue to pay his base salary, annual bonus based on the average of the prior three fiscal years bonuses as percentages of his base salary during those prior three fiscal years, and all other benefits for a period of twenty-four months following such termination, however, these amounts may be offset, to a defined limit, by any compensation earned from employment with a new employer during such severance period. If employment had been terminated as of September 30, 2012, the lump sum cash payments payable to Mr. Saxelby and Dr. Yoder under these agreements would have been approximately $1,639,000 and $712,000, respectively. All NEOs are also entitled to receive other benefits, such as vested pension, vested stock or options, and continuation of health and life benefits, which are available to all employees in those situations.

The Company maintains the Landauer, Inc. Executive Special Severance Plan as amended and restated on November 12, 2009 (the “Severance Plan”) in which certain of Landauer’s executives, including Mr. Saxelby, Mr. Burke and Dr. Yoder participate. Under the Severance Plan, in the event of a change in control if, (i) the executive’s employment is terminated involuntarily without cause or is terminated by the executive for good reason, as defined in the plan, within two years following a change in control, or (ii) the executive elects to terminate employment for any reason during the 30-day period immediately following the one-year anniversary of a change in control, the executive will receive a lump sum payment equal to three times, in the case of Mr. Saxelby, or two times, in the case the other NEOs, the sum of: (i) the highest annual rate of the executive’s base salary during the 12-month period immediately prior to his termination and (ii) the greater of the executive’s target annual bonus for the year of termination or a bonus calculated based on the average of the prior three fiscal years bonuses as percentages of the executive’s base salary during those prior three fiscal years. The terminated executive also will receive continued medical, dental and life insurance coverage for up to three years, in the case of Mr. Saxelby, or up to two years, in the case of the other NEOs, as well as outplacement services. The Severance Plan requires the executive to enter into a noncompetition/nonsolicitation agreement and execute a general release of claims against Landauer and its affiliates to receive the severance payments and benefits described above.

Additionally, the Severance Plan provides that, immediately upon a change in control, all of the executive’s outstanding stock options and other equity awards become exercisable, or vested, in full, and any outstanding stock options will remain exercisable until the earlier of the first anniversary of the executive’s termination of employment or the original expiration date of the option.

For purposes of the Severance Plan, a “change in control” generally means (i) certain acquisitions of 30% or more of the then outstanding shares of the Company’s common stock, (ii) a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least a majority of the Board of Directors, (iii) the consummation of a reorganization, merger or consolidation, or sale or disposition of all or substantially all of the assets of Landauer (unless, among other conditions, Landauer’s stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a plan of complete liquidation or dissolution of Landauer.

The Severance Plan also provides that if any payment made under the Severance Plan or otherwise to a covered executive would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, Landauer will make an additional payment to the executive such that the executive receives a net amount equal to the amount he would have received if Section 4999 did not apply; provided, however, if the net after-tax benefit to the executive would not exceed by at least 10% the net after-tax proceeds without such additional payment and with a reduction of the benefits to an amount such that no excise tax is payable, Landauer will not make the additional payment and the executive’s benefits will be reduced to such amount.

In December 2012, the Company amended the Severance Plan as noted on page 17, under “Post Year-End Compensation Decisions”, and will become effective at the end of the notification period.

24

PAYMENTS UPON TERMINATION FOLLOWING A CHANGE IN CONTROL

Assuming termination on September 30, 2012

Name (1)	Severance Pay (2) ($)	Option Exercises and Stock Vesting (3) ($)	Retirement Plan Benefits (4) ($)	Continued Perquisites and Benefits (5) ($)	Total ($)
William E. Saxelby	2,569,203	1,647,922	-	32,621	4,249,746
Michael K. Burke	1,400,000	427,177	19,490	56,005	1,902,672
R. Craig Yoder	734,343	531,895	-	56,005	1,322,243

(1)	Mr. Leatherman, in his role as Interim CFO, is not eligible for benefits under the Company’s Severance Plan. Mr. Bailey’s opportunity for compensation and benefits under the Severance Plan ceased upon his separation from the Company, effective December 31, 2011.
(2)	Amounts represent lump-sum cash payments equal to three times base salary, in the case of Mr. Saxelby, or two times base salary, in the case of all other NEOs, AND the greater of the target annual bonus for the year of termination OR a bonus calculated based on the average of the prior three fiscal years bonuses as percentages of the executive’s base salary during those prior three fiscal years.
(3)	Amounts equal the number of shares of restricted stock outstanding at September 30, 2012 multiplied by the closing price of $59.72 for the Company’s common stock on September 28, 2012, and the gain on options outstanding at September 30, 2012, assuming exercise at a price of $59.72 per share, for Mr. Saxelby, $552,000, and Dr. Yoder, $206,720.
(4)	Amounts represent accumulated unvested Company contributions under the NQ Excess Plan which immediately vest and are paid upon termination following a change in control.
(5)	Amounts include continued medical, dental and life insurance coverage for up to 3 years, in the case of Mr. Saxelby, and 2 years for all others, as well as outplacement services.

Compensation of Directors

During fiscal 2012, each non-employee director was paid an annual retainer in the amount of $42,000. The non-executive Chairman of the Board received an additional annual retainer of $15,000. The Audit Committee Chair received an additional annual retainer of $9,000. Each of the Compensation and Governance & Nominating Committee Chairs received an additional annual retainer of $6,000. All retainers are paid quarterly.

Landauer maintains a long-term incentive plan, as approved by stockholders, under which non-employee directors receive annual grants of restricted stock or restricted stock units. During fiscal 2012, the value of the annual equity grant to non-employee directors was $103,047. In February 2012, non-employee directors each were awarded grants of 1,794 restricted shares of common stock that vest ratably over the two years after the grant date. If the director ceases to be a member of the Board for any reason other than disability, retirement on or after age 70, or death, each share subject to the award that has not vested prior thereto shall be forfeited by the director. Non-employee directors who are appointed to the Board at other than the annual meeting date are granted a prorated award. For directors, Landauer has a share ownership target of stock valued at three times their annual retainer. Directors are not permitted, subject to approved exceptions, to sell shares of Landauer stock before meeting their applicable ownership goals. Upon reaching the applicable ownership goal, the expectation is that the targeted ownership will be maintained by the director.

25

DIRECTOR COMPENSATION

For Fiscal Year Ended September 30, 2012

Name (1)	Fees Earned or Paid In Cash ($)	Stock Awards (2,3) ($)	Total ($)
Robert J. Cronin	57,000	103,047	160,047
William G. Dempsey	48,000	103,047	151,047
David E. Meador	44,250	103,047	147,297
Stephen C. Mitchell	48,000	103,047	151,047
Thomas M. White	48,750	103,047	151,797

(1)	Mr. Leatherman served as Interim CFO effective September 9, 2011 through December 31, 2011. During his term as Interim CFO, Mr. Leatherman continued to serve as a director of the Company, but ceased his service as a member of the Audit Committee and Compensation Committee of the Company’s Board of Directors. His compensation as a NEO and as a Director is reported in the Summary Compensation Table.
(2)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in the valuation of equity awards is set forth in Note 1 of the Notes to Consolidated Financial Statements of Landauer’s 2012 Annual Report on Form 10-K.
(3)	Each director had 5,025 shares of restricted stock outstanding as of September 30, 2012. In addition, Mr. Cronin had 3,000 option awards outstanding as of September 30, 2012.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2012 regarding the number of shares of Common Stock that may be issued under the Company’s equity compensation plans. All equity compensation plans have been approved by the Company’s stockholders.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	87,062	$ 45.29	320,654
Equity compensation plans not approved by security holders	—	—	—
Total	87,062	$ 45.29	320,654

(1)	This amount represents shares of Common Stock available for issuance of stock-based awards under the Landauer, Inc. Incentive Compensation Plan. Any shares reserved for award and unused under the previous incentive plans were cancelled.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

As a matter of practice, the Board’s Audit Committee is responsible for review, approval or ratification of related person transactions for which disclosure would be required under Item 404(a) of Regulation S-K. The Company requires that related person transactions be identified during its annual review process through completion of a director’s and officer’s questionnaire. The Company has not had any such transactions since October 1, 2011. If a transaction should occur, management and the Audit Committee would assess the related facts and only allow for transactions that are in the best interest of the stockholders.

26

AUDIT COMMITTEE REPORT

Landauer’s Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2012. Additionally, the Committee has reviewed and discussed with management and the independent public accountants the Company’s unaudited interim financial statements as of and for the end of each of the first three fiscal quarters for the year ended September 30, 2012. These discussions occurred prior to the issuance of news releases reporting such quarterly results and prior to the filing of the quarterly reports on Form 10-Q with the Securities and Exchange Commission.

The Committee discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

The Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. In addition, the Committee considered whether the provision by the independent accounting firm of non-audit services is compatible with maintaining the independent accounting firm’s independence from management and the Company.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2012.

Members of the Audit Committee:

David E. Meador, Chairman

Michael T. Leatherman

Thomas M. White

27

FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees. PricewaterhouseCoopers LLP fees for fiscal 2012 were $712,000 for professional services rendered for the audit of the Company’s annual financial statements and reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal year. For fiscal 2011, the fees in this category were $505,000.

Audit-Related Fees. The Company incurred no fees for fiscal 2012 and fiscal 2011 for audit-related professional services.

Tax Fees. PricewaterhouseCoopers LLP fees for fiscal 2012 were $263,700 for professional services rendered for tax compliance, tax advice and tax planning for the Company and its subsidiaries. For fiscal 2011, the fees in this category were $243,000.

All Other Fees. PricewaterhouseCoopers LLP fees to the Company were $344,800 for fiscal 2012 for due diligence services related to the Company’s acquisition activities. Fees in this category for fiscal 2011 were $83,000 for due diligence services related to the Company’s acquisition activities.

All audit and non-audit services provided by the Company’s principal accountants must be pre-approved by the Audit Committee. Accordingly, policies and procedures were established whereby the Committee approves performance of all audit and non-audit services in advance. Based in part on consideration of the non-audit services provided by PricewaterhouseCoopers LLP during fiscal 2012 and 2011, the Committee determined that such non-audit services were compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Committee approved 100% of the services described above. The Company believes that none of the time expended on PricewaterhouseCoopers LLP’s engagement to audit the Company’s financial statements for fiscal 2012 and 2011 was attributable to work performed by persons other than PricewaterhouseCoopers LLP’s full-time, permanent employees.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The stockholders will be asked at the Annual Meeting to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013. PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, has served as independent public accountants for Landauer since fiscal 2002, and it will be recommended to the stockholders that they ratify such appointment again. The Audit Committee, comprised of David E. Meador, Michael T. Leatherman and Thomas M. White, has approved this appointment. Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

If a quorum is present, in order to ratify the appointment of PricewaterhouseCoopers LLP as Landauer’s independent registered public accounting firm for the fiscal year ending September 30, 2013, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of it.

The Board of Directors and the Audit Committee recommend a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Landauer for the fiscal year ending September 30, 2013.

28

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company asks that you indicate your approval, on a non-binding basis, of a resolution relating to the compensation of its named executive officers as disclosed in this Proxy Statement under the heading “Executive Compensation.” Since your vote on this resolution is a non-binding advisory vote, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

As disclosed in the “Compensation Discussion and Analysis”, Landauer designs its compensation program to maintain a performance and achievement-oriented environment throughout the Company, while ensuring the program does not create unnecessary or excessive risk. The goals of the Company’s executive compensation program are to:

•	Attract and retain highly talented executives capable of delivering long-term success;
•	Align the executives’ interests with the interests of Landauer’s stockholders; and
•	Motivate executives to achieve the Company’s short and long-term business objectives via a performance-driven incentive program through legal and ethical means.

Consistent with these goals and also as disclosed in the “Compensation Discussion and Analysis”, the Board has developed and approved an executive compensation philosophy to provide a framework for the Company’s executive compensation program. The key components of this philosophy are:

•	Total compensation will be targeted to be competitive with the marketplace in which executive talent is recruited. “Competitive” is defined as around the 50th percentile using market compensation information;
•	The mix of compensation elements is designed to reflect strategic business needs;
•	Incentive compensation is tied to short-term goals and long-term strategic plans in a balanced manner so that it supports the Company’s efforts to achieve long-term success;
•	The degree of compensation at risk will positively correlate to responsibility level;
•	Performance is assessed on both financial and non-financial goals using qualitative and quantitative metrics;
•	Compensation is differentiated based on factors that are relevant to each form of compensation; and
•	The executives’ interests should be aligned with those of the Company’s stockholders through executive stock ownership.

If a quorum is present, in order to approve the resolution below, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of the resolution.

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

The Board of Directors recommends a vote FOR the approval of the resolution above relating to the compensation of the Company’s named executive officers.

29

APPROVAL OF THE PERFORMANCE MEASURES

UNDER THE COMPANY’S INCENTIVE COMPENSATION PLAN

The stockholders will be asked at the Annual Meeting to approve the material terms of the performance measures used for performance-based awards granted under the Landauer, Inc. Incentive Compensation Plan (the “Plan”), in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). In order for the compensation paid under the Plan to qualify as performance-based compensation under Section 162(m) of the Code, stockholders must approve the material terms of the performance measures at least once every five years.

Under the Plan, the Company may grant stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance share units and performance awards (which may be paid in cash or shares). Specifically, the Plan provides for the granting of performance grants and other performance-based awards, the exercisability, grant, value or vesting of which, if any, is determined by the degree to which specified performance measures have been achieved during a performance period set by the Compensation Committee.

Section 162(m) of the Code limits the deductibility for federal income tax purposes of compensation in excess of $1 million per year for the CEO and the three other highest compensated officers (other than the CFO) (collectively, the “covered employee officers”), unless such compensation qualifies as “performance-based compensation” under the Code. Various requirements must be satisfied in order for compensation paid to the covered employee officers to qualify as performance-based within the meaning of Section 162(m). One such requirement is that the compensation must be paid based upon the attainment of performance goals established by a committee of independent board members. The Compensation Committee, which is comprised of independent directors, administers the Plan and is responsible for selecting the Plan participants, establishing performance goals, certifying that the performance goals are met, and approving payouts under the Plan. The goals established by the Compensation Committee must be based upon performance measures, the material terms of which are approved by stockholders. As noted above, in order for the compensation paid under the Plan to qualify as performance-based compensation, stockholders must approve the material terms of the performance measures at least once every five years.

On January 3, 2013, the Board approved an amendment to the Plan to modify the performance measures and the circumstances in which the Compensation Committee may make adjustments to such performance measures, subject to stockholder approval of the performance measures at the Annual Meeting. We are requesting the stockholders to approve the material terms of the performance measures for the Plan in accordance with Section 162(m) of the Code. Except for the modifications relating to the performance measures, we are not amending or altering the Plan in any way and we are not seeking authorization for additional shares under the Plan.

The following is a summary of the material terms of the Plan. This description is qualified in its entirety by reference to the Plan, a copy of which has been filed with the SEC as Annex A to this Proxy Statement.

Material Terms of the Performance Measures

Eligible Participants. Officers and other key employees of the Company, other employees as selected at the Compensation Committee’s discretion, and non-employee directors are eligible to participate in the Plan. As of December 31, 2012, there were 27 participating employees and 6 eligible non-employee directors.

Award Limits. The Plan provides that, to the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code, (i) the maximum number of shares of common stock with respect to which stock options or SARs (or a combination thereof) may be granted during any fiscal year to any person is 75,000 (subject to adjustment), (ii) the maximum number of shares of common stock with respect to which stock awards subject to performance measures may be granted during any fiscal year to any person is 50,000 (subject to adjustment), and (iii) the maximum amount of cash payable during a performance period to any person in connection with a performance grant is $1 million.

30

Performance Measures. As proposed to be amended, the performance measures in the Plan available to the Compensation Committee under the Plan for performance-based awards will consist of one or more of the following: cash flow; return on operating revenue; stock price; return on equity; total stockholder return; return on capital (including return on total capital or return on invested capital); return on assets or net assets; market capitalization; debt leverage (debt to capital); revenue; income or net income; operating income; operating profit or net operating profit; operating margin or profit margin; earnings per share; EBITDA, EBITDA margin and adjusted EBITDA; cash from operations; operating ratio; operating revenue; customer service; reductions in expense levels; employee productivity; market share; strategic business criteria, consisting of one or more objectives based on meeting specified market share, geographic business expansion goals, objectively identified project milestones, production volume levels, and goals relating to acquisitions or divestitures; debt ratings, debt leverage and debt service; or any combination of the foregoing. In the sole discretion of the Compensation Committee and to the extent permitted under Section 162(m) of the Code, the Compensation Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of asset write downs; litigation, claims, judgments or settlements; accruals for reorganization and restructuring programs; unusual or nonrecurring events affecting the Company or its financial statements (including any objectively determinable legal, integration, or deal-related costs in connection therewith); or changes in law or accounting principles.

General Description of the Plan

The purposes of the Plan are to (i) align the interests of the Company’s stockholders and recipients of awards under the Plan, (ii) to attract and retain directors, officers and other key employees and (iii) motivate such persons to act in the long-term best interests of the Company’s stockholders. Under the Plan, the Company may grant (a) stock options and SARs, (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units, and (c) performance awards.

The Plan is administered by the Compensation Committee. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, the Compensation Committee may, subject to applicable law, delegate some or all of its authority to the CEO or other executive officer of the Company as the Compensation Committee deems appropriate.

Subject to adjustment due to certain changes in capitalization of the Company, the Plan authorizes the issuance of up to 500,000 shares of common stock. The number of shares available under the Plan will be reduced by then number of shares of common stock which become subject to outstanding awards and delivered upon the settlement of performance awards payable in shares. To the extent that shares of common stock subject to an outstanding award are not issued by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares to pay the exercise price of an award or the delivery or withholding of shares to satisfy the tax withholding obligations or other taxes relating to any award, then such shares shall again be available under the Plan. Information regarding the number of shares that remain available for future issuances under the Plan may be found in the “Equity Compensation Plan Information” table on page 26 of this Proxy Statement. As noted above, we are not seeking authorization for additional shares under the Plan. As of December 31, 2012, the last reported sale price of the Company’s common stock on the New York Stock Exchange was $61.21.

The Board of Directors may amend the Plan at any time as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange; provided, however, that no amendment of the may impair the rights of a holder of an outstanding award without the consent of such holder.

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Tax Matters

In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the fair market value of the shares of common stock purchased over their exercise price. In the case of “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements, then when the shares are sold, the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time SARs are granted, but will recognize compensation taxable as ordinary income upon exercise in an amount equal to the fair market value of any shares of common stock delivered and the amount of any cash paid by the Company. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the fair market value of the shares on that date. A participant who receives shares of common stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such stock on that date. A participant who is granted an award of restricted stock units, including restricted stock units subject to performance conditions, will not recognize taxable income at the time the restricted stock units are granted. When the restrictions applicable to the award lapse, and the shares of common stock subject to the restricted stock units are transferred (or any amount of cash is paid) to the participant, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock on the date of transfer and the amount of any cash paid by the Company.

Subject to the deduction limitation, described above, contained in Section 162(m), the Company may deduct, as a compensation expense, the amount of ordinary income recognized by an employee in connection with the Plan at the time such ordinary income is recognized by that employee.

New Plan Benefits Table

The number of performance-based awards granted under the Plan is subject to performance objectives established by the Compensation Committee and is, therefore, not determinable. Awards granted to our named executive officers under the Plan for the fiscal year ended September 30, 2012 are disclosed in the “Grants of Plan-Based Awards” table on page 20 of this Proxy Statement.

If stockholders approve the proposal, it is expected that performance-based awards under the Plan will continue, assuming other conditions are met, to be eligible for treatment as “performance-based compensation” within the meaning of Section 162(m) and will be tax deductible to us. If the stockholders do not approve the material terms of the performance measures under the Plan, the Plan will not be amended as approved by the Board and the Compensation Committee will review our executive compensation program and the granting of performance-based awards in light of such vote and the principles described in the section titled “Compensation Discussion and Analysis”.

If a quorum is present, in order to approve the performance measures under the Plan, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of it.

The Board of Directors recommends a vote FOR the approval of the material terms of the performance measures under the Landauer, Inc. Incentive Compensation Plan.

32

STOCKHOLDER PROPOSALS

Proposals to be presented by stockholders at the Annual Meeting scheduled for February 21, 2014 must be received by Landauer not later than September 9, 2013 in order to be considered for inclusion in Landauer’s proxy statement and form of proxy relating to that meeting. Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission. In addition, under Landauer’s bylaws, nominations for directorships and stockholder proposals to be acted on at the 2014 Annual Meeting only may be made pursuant to written notice received at Landauer’s principal office on or after October 24, 2013 and on or before November 23, 2013.

Landauer’s bylaws provide that notice of a stockholder nomination for director must set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Such notice must also set forth, as to the stockholder making the nomination, (i) the name and record address of such stockholder, (ii) the class and number of shares of capital stock of the corporation that are beneficially owned by such stockholder, and (iii) certain other descriptions of any agreement or arrangement with respect to the nomination between the stockholder and beneficial owner, if any. If the chairman of the stockholder meeting determines that a stockholder nomination was not made in accordance with the procedure set forth in the bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

Nominations for director and stockholder proposals should be directed to Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586; Attention: Corporate Secretary.

MISCELLANEOUS

Landauer’s Proxy Statement and 2012 Annual Report on Form 10-K were made available to stockholders on the Internet beginning on or around January 7, 2013.

The Board of Directors does not know of any business that will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

In the event that a quorum is not present when the meeting is convened, it is intended that the proxies will be voted in favor of adjourning the meeting from time to time until a quorum is obtained.

MICHAEL K. BURKE

Senior Vice President and Chief Financial Officer

January 7, 2013

33

LANDAUER, INC.
2 SCIENCE ROAD
GLENWOOD, IL 60425-1586

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, February 20, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, February 20, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51543-P32499 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LANDAUER, INC.

The Board of Directors recommends that you vote FOR the election of the nominees for Director listed in Proposal 1 and FOR Proposals 2, 3 and 4.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael T. Leatherman
02) David E. Meador

NOTE: Please sign as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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PROXY

LANDAUER, INC.

Shares Owned Through the Landauer, Inc.
401(k) Retirement Savings Plan

If shares of Landauer, Inc. Common Stock are issued to or held for the account of the undersigned under the Landauer, Inc. 401(k) Retirement Savings Plan, the undersigned hereby directs State Street Bank and Trust Company, Trustee, to vote, as directed on this card, the shares of Landauer, Inc. common stock which are allocated to the undersigned's account, at the Annual Meeting of Stockholders and at any adjournments thereof. In its discretion the Trustee is authorized to vote upon any other business that properly may come before the meeting. These instructions shall be held in the strictest confidence by the Trustee. If no direction is made, the Trustee will vote allocated shares for which it receives no instructions in the same proportion as the allocated shares for which voting instructions have been received.

Your voting instructions must be received by the Trustee by 8:00 AM Eastern Time on Tuesday, February 19, 2013 to allow sufficient time for processing.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M51544-P32499

PROXY

LANDAUER, INC.

ANNUAL MEETING OF STOCKHOLDERS
Thursday, February 21, 2013
10:00 A.M. Local Time
8755 West Higgins Road
Chicago, Illinois

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Cronin and William E. Saxelby, and each of them, the attorneys and proxies of the undersigned, with power of substitution to vote all the shares of Landauer, Inc. Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on February 21, 2013 and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees for Director listed in Proposal 1 and FOR Proposals 2, 3 and 4. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other business as may properly come before the Annual Meeting.

Please complete, sign and date on reverse side and mail in enclosed envelope.

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ANNEX A

LANDAUER, INC.

INCENTIVE COMPENSATION PLAN

I.	INTRODUCTION

1.1              Purposes. The purposes of the Landauer, Inc. Incentive Compensation Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the best interests of the Company’s stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

1.2              Certain Definitions.

“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean any willful act of dishonesty, conviction of a felony, significant activities harmful to the reputation or business of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company, in each case as determined by not less than two-thirds of the members of the Board.

“Change in Control” shall have the meaning set forth in Section  6.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $.10 per share, of the Company.

“Company” shall mean Landauer, Inc., a Delaware corporation, or any successor thereto.

“Disability” shall mean the inability of the holder of an award to perform the essential functions such holder’s position, with or without reasonable accommodation, for a continuous period of at least six months, as determined solely by the Committee.

“Employment Termination Date” shall mean, in the case of the termination by the Company of an employee’s employment, the date specified in the Company’s written notice to such employee of such employee’s termination of employment or, if no date is specified in such notice, the date that the Company notifies such employee in writing of such termination of employment and, in the case of the termination by an employee of employment with the Company, the date specified in such employee’s written notice to the Company of such employee’s termination of employment or, if no date is specified in such notice, the date on which the Company shall first receive written notification from such employee of such termination of employment.

Annex-1

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 6.8(b)(2).

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Non-Statutory Stock Option” shall mean a stock option which is not an Incentive Stock Option.

“Outstanding Common Stock” shall have the meaning set forth in Section 6.8(b)(1).

“Outstanding Voting Securities” shall have the meaning set forth in Section 6.8(b)(1).

“Performance Award” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

Annex-2

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder’s receipt, in the case of a Restricted Stock Award or a Performance Share Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or a Performance Share Unit Award, of the shares of Common Stock subject to such award or of payment with respect to such award, or, in the case of a Performance Award, of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following:  cash flow; return on operating revenue; stock price; return on equity; total stockholder return; return on capital (including return on total capital or return on invested capital); return on assets or net assets; market capitalization; debt leverage (debt to capital); revenue; income or net income; operating income; operating profit or net operating profit; operating margin or profit margin; earnings per share; earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA margin and adjusted EBITDA; cash from operations; operating ratio; operating revenue; customer service; reductions in expense levels; employee productivity; market share; strategic business criteria, consisting of one or more objectives based on meeting specified market share, geographic business expansion goals, objectively identified project milestones, production volume levels, and goals relating to acquisitions or divestitures; debt ratings, debt leverage and debt service; or any combination of the foregoing.  In the sole discretion of the Committee and to the extent permitted under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of asset write downs; litigation, claims, judgments or settlements; accruals for reorganization and restructuring programs; unusual or nonrecurring events affecting the Company or its financial statements (including any objectively determinable legal, integration, or deal-related costs in connection therewith); or changes in law or accounting principles.

“Performance Option” shall mean an Incentive Stock Option or Non-Statutory Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Performance Share” shall mean a share of Common Stock, the vesting of which is subject to the attainment of specified Performance Measures within a specified Performance Period.

“Performance Share Award” shall mean an award of Performance Shares under this Plan.

“Performance Share Unit” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

“Performance Share Unit Award” shall mean an award of Performance Share Units under this Plan.

“Permanent and Total Disability” shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

Annex-3

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 6.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

Annex-4

1.3              Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units and the number of Performance Share Units subject to such an award, the exercise price or base price associated with the award, the amount payable under the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARS shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Shares, Performance Share Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at the time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. Except as otherwise required in the definition of the term “Cause” in Section 1.2, the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

Annex-5

1.4              Eligibility. Participants in this Plan shall consist of such officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.5              Shares Available. Subject to adjustment as provided in Section 6.7, 500,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or the delivery or withholding of shares to satisfy all or a portion of the tax withholding obligations and other taxes referred to in Section 6.5 relating to an award, then such shares of Common Stock shall again be available under this Plan.

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 75,000, subject to adjustment as provided in Section 6.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 50,000, subject to adjustment as provided in Section 6.7, and (iii) the maximum amount that may be payable to any person under a Performance Award granted with respect to a particular Performance Period shall be $1,000,000.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1              Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

Annex-6

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)                 Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)                 Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)                 Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

Annex-7

2.2              Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)                 Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b)                 Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR may be exercised later than 10 years after its date of grant; provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)                 Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

Annex-8

2.3              Termination of Employment. (a)  Disability. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

(b)                 Retirement. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee) each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

(c)                 Death. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; provided, however, that, in the event that the date of death is less than six months prior to such expiration date, such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

(d)                 Other Termination. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on such holder’s Employment Termination Date.

Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR or in an employment agreement or severance plan or agreement having terms relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on such holder’s Employment Termination Date and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after such holder’s Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

Annex-9

(e)                 Death Following Termination of Employment. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the period set forth in Section 2.3(b) following termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), or if the holder of an option or SAR dies during the period set forth in Section 2.3(d) following termination of employment for any reason other than Disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee) (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder’s death and may thereafter be exercised by the holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; provided, however, that, in the event that the date of death is less than six months prior to such expiration date, such holder’s executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

(f)                  Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee’s legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after such optionee’s Employment Termination Date by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee’s termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee’s termination of employment and may thereafter be exercised by such holder (or such holder’s legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after such optionee’s Employment Termination Date and (ii) the expiration date of the term of such option.

Annex-10

If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee’s death and may thereafter be exercised by the optionee’s executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

2.4              No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

III.	STOCK AWARDS

3.1              Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

3.2              Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                 Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)                 Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)                 Delivery of Shares. During the Restriction Period, the shares subject to a Restricted Stock Award shall be registered in the holder’s name. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Restricted Stock Award shall lapse and, unless otherwise provided in the Agreement relating to the Restricted Stock Award, and subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, choose to issue stock certificates for such shares.

Annex-11

(d)                 Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3              Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                 Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)                 Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)                 Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Restricted Stock Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

3.4              Terms of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                 Number of Shares and Other Terms. The number of shares of Common Stock subject to a Performance Share Award and the Performance Measures and Performance Period applicable to a Performance Share Award shall be determined by the Committee.

(b)                 Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

Annex-12

(c)                 Delivery of Shares. During the Performance Period, the shares subject to a Performance Share Award shall be registered in the holder’s name. Upon termination of any applicable Performance Period (and the satisfaction or attainment of applicable Performance Measures), the restrictions applicable to the shares subject to a Performance Share Award shall lapse and, unless otherwise provided in the Agreement relating to the Performance Share Award, and subject to the Company’s right to require payment of any taxes in accordance with Section 6.5, the shares shall be delivered to the holder by the book entry method. Alternatively, the Committee, in its discretion, choose to issue stock certificates for such shares.

(d)                 Rights with Respect to Performance Share Awards. Unless otherwise set forth in the Agreement relating to a Performance Share Award, and subject to the terms and conditions of a Performance Share Award, the holder of such award shall have rights as a stockholder of the Company, including, but not limited to, voting rights and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that any distribution with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.5              Terms of Performance Share Unit Awards. Performance Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                 Number of Shares and Other Terms. The number of shares of Common Stock subject to a Performance Share Unit Award and the Performance Measures and Performance Period applicable to a Performance Share Unit Award shall be determined by the Committee.

(b)                 Vesting and Forfeiture. The Agreement relating to a Performance Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Share Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)                 Settlement of Vested Performance Share Unit Awards. The Agreement relating to a Performance Share Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Performance Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award. A Performance Share Unit Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

Annex-13

3.6              Termination of Employment. (a)  Disability, Retirement, Death or Other Termination. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause (i) the portion of the Restricted Stock Award or Restricted Stock Unit Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company, and (ii) the Performance Period applicable to such award shall terminate as of such holder’s Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of shares of Common Stock subject to such award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder’s Employment Termination Date and the denominator of which is the target level of performance.

(b)                 Termination for Cause. Unless otherwise set forth in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of a Stock Award terminates for Cause, the portion of the Stock Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

IV.	PERFORMANCE AWARDS

4.1              Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2              Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)                 Amount of Award and Performance Measures. The amount payable under a Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)                 Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)                 Settlement of Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, shares of Common Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company. A Performance Award shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

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4.3              Termination of Employment. (a)  Disability, Retirement, Death or Other Termination. Unless otherwise set forth in the Agreement relating to a Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause, the Performance Period applicable to such award shall terminate as of such holder’s Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the Performance Award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder’s Employment Termination Date and the denominator of which is the target level of performance.

(b)      Termination for Cause. Unless otherwise set forth in the Agreement relating to a Performance Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Award, if the employment with the Company of the holder of a Performance Award terminates for Cause, the portion of the Performance Award which is unvested as of such holder’s Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

V.	PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

5.1          Eligibility. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards in accordance with this Article V.

5.2          Grants of Restricted Stock or Restricted Stock Units. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards as follows:

(a)        Time of Grant. On the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted such number of shares of Restricted Stock or such number of Restricted Stock Units as shall be determined by the Committee, in its discretion (which number shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders).

(b)        Vesting. Except as otherwise provided in this Article V and in Section 6.8, Restricted Stock and Restricted Stock Units granted pursuant to this Article V shall vest in full on the earlier of (i) the date that is three years after the date of grant and (ii) the date of the third annual meeting of stockholders of the Company following the date of grant.

(c)        Deferral. A Non-Employee Director may elect to defer receipt of all or any portion of the shares of Restricted Stock or payment of all or any portion of the Restricted Stock Units that are granted pursuant to this Article V in accordance with rules established by the Committee. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

5.3          Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following additional terms and conditions:

(a)        Delivery of Shares. Shares of Restricted Stock granted pursuant to this Article V shall be issued subject to the terms and conditions set forth in Section 3.2(c).

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(b)        Rights with Respect to Restricted Stock Awards. The holder of a Restricted Stock Award granted pursuant to this Article V shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

5.4          Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following additional terms and conditions:

(a)        Dividend Equivalents. Restricted Stock Units shall accrue dividend equivalents at the same rate and at the same times as cash dividends are paid on shares of Common Stock. Such dividend equivalents shall be retained by the Company on behalf of the Non-Employee Director, reinvested in the form of additional Restricted Stock Units and become payable at the same time and in the same manner as the Restricted Stock Units upon which they shall have accrued.

(b)        Settlement. Subject to Section 5.2(c), as of the date of vesting of any Restricted Stock Unit granted to a Non-Employee Director pursuant to this Article V, such Restricted Stock Unit shall be converted into the right to receive one share of Common Stock. As soon as practical thereafter the Company shall (i) issue one share of Common Stock to such Non-Employee Director for each whole Restricted Stock Unit which shall have vested and (ii) pay to such Non-Employee Director a cash amount in lieu of any fractional Restricted Stock Unit which shall have vested. Restricted Stock Unit Awards granted to a Non-Employee Director pursuant to this Article V shall be settled no later than March 15 of the calendar year following the calendar year in which the award becomes vested.

(c)        No Stockholder Rights. Prior to the settlement of a Restricted Stock Unit Award granted pursuant to this Article V, the holder of such Restricted Stock Unit Award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

5.5          Termination of Directorship.

(a)        Disability. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(b)        Retirement. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company on or after age 70, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(c)        Death. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of death, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

(d)        Other Termination. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 70 or death, each share of Restricted Stock or each Restricted Stock Unit subject to such award which has not vested prior thereto shall be forfeited and all rights of such Non-Employee Director to or with respect to such share of Restricted Stock or such Restricted Stock Unit shall terminate unless the Committee, in its sole discretion, accelerates the vesting thereof.

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VI.	GENERAL

6.1              Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2008 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

6.2              Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or, if the Common Stock is not listed on the New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

6.3              Agreement. Each Stock Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No Stock Award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

6.4              Non-Transferability. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

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6.5              Tax Withholding and Other Settlements in Lieu of Taxes. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

6.6              Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6.7              Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the terms of each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award and Performance Share Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company pursuant to a Performance Share Award or a Performance Share Unit Award to any one grantee, the maximum amount that may be payable pursuant to any Performance Award granted to any one grantee with respect a particular Performance Period, and the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to Non-Employee Directors pursuant to Article V shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

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6.8              Change in Control.

(a)                 (1)   Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share, Performance Share Unit or Performance Award shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the target level or, if greater, at the actual performance attained through the date of the Change in Control and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

(2)      Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Stock Award, the number of shares of Common Stock, then subject to such award (calculated in the manner set forth in clause (iv) of Section 6.8(a)(1) in the case of a Performance Share Award or Performance Share Unit Award), multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, and (iv) in the case of a Performance Award, the amount payable under such award, which shall be calculated at the target level or, if greater, at the actual performance attained through the date of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

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(b)                 “Change in Control” shall mean:

(1)      the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 6.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(2)      individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(3)      the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(4)      the consummation of a plan of complete liquidation or dissolution of the Company.

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6.9              Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion and consistent with the requirements of Section 409A of the Code.

6.10          No Right of Participation or Employment. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

6.11          Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

6.12          Designation of Beneficiary. A holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.

6.13          Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

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